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                     MASTER MORTGAGE LOAN PURCHASE FACILITY

                           CONTIFINANCIAL CORPORATION
                                            Seller


                            CONTIMORTGAGE CORPORATION
                                            Interim Servicer


                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                            Purchaser


                                ----------------


                           Dated as of August 9, 1999

                            Fixed and Adjustable Rate
                First and Second Lien Residential Mortgage Loans

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                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

SECTION 1. Definitions........................................................1
SECTION 2. Purchase and Sale of Mortgage Loans...............................18
SECTION 3. Mortgage Loan Schedules...........................................19
SECTION 4. Purchase Price....................................................19
  Subsection 4.01 Initial Purchase Price ....................................19
  Subsection 4.02 Deferred Purchase Price ...................................20
  Subsection 4.03 Purchase Price Adjustment .................................22
  Subsection 4.04 Purchased Interest 23
SECTION 5. Examination of Mortgage Files ....................................23
SECTION 6. Conveyance from Seller to Purchaser...............................23
  Subsection 6.01 Conveyance of Mortgage Loans; Possession of
                  Servicing Files ...........................................24
  Subsection 6.02 Books and Records .........................................24
  Subsection 6.03 Delivery of Mortgage Loan Documents .......................24
SECTION 7. Representations, Warranties and Covenants of the Seller:
           Remedies for Breach...............................................25
  Subsection 7.01 Representations and Warranties Respecting the Seller ......25
  Subsection 7.02 Representations and Warranties Regarding
                  Individual Mortgage Loans .................................28
  Subsection 7.03 Remedies for Breach of Representations and Warranties .....28
  Subsection 7.04 Repurchase of Certain Mortgage Loans ......................31
SECTION 8. Closing; Conditions Precedent.....................................31
SECTION 9. Closing Documents.................................................33
SECTION 10.Costs.............................................................35
SECTION 11.Interim Servicer's Servicing Obligations..........................35
SECTION 12.Removal of Mortgage Loans from Inclusion under This
           Agreement Upon a Whole Loan Transfer or a Pass-Through Transfer...35
SECTION 13.The Seller........................................................38
   Subsection 13.01 Indemnification by the Seller ...........................38
   Subsection 13.02 Merger or Consolidation of the Seller and Interim
                    Servicer ................................................38
   Subsection 13.03 Limitation on Liability of the Interim Servicer and
                    Others ..................................................39

   Subsection 13.04 Interim Servicer Not to Resign ..........................39
   Subsection 13.05 No Transfer of Servicing ................................40
   Subsection 13.06 Joint and Several Liability .............................40
   Subsection 13.07 Right of Set-off ........................................40
SECTION 14. DEFAULT .........................................................40
   Subsection 14.01 Events of Default .......................................40
   Subsection 14.02 Waiver of Defaults ......................................42
SECTION 15. Termination......................................................42
SECTION 16. Successor to the Interim Servicer................................43
SECTION 17. Financial Statements.............................................44
SECTION 18. Mandatory Delivery: Grant of Security Interest...................44
SECTION 19. Notices..........................................................45
SECTION 20. Severability Clause..............................................45
SECTION 21. Counterparts.....................................................46
SECTION 22. Governing Law....................................................46
SECTION 23. Intention of the Parties.........................................46
SECTION 24. Successors and Assigns...........................................46
SECTION 25. Waivers..........................................................47
SECTION 26. Exhibits.........................................................47
SECTION 27. Nonsolicitation..................................................47
SECTION 28. General Interpretive Principles..................................47
SECTION 29. Reproduction of Documents........................................48
SECTION 30. Further Agreements...............................................48

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                                                                            Page
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                                    EXHIBITS
                                    --------

EXHIBIT 1    SELLER'S OFFICER'S CERTIFICATE
EXHIBIT 2    FORM OF OPINION OF COUNSEL TO THE SELLERS
EXHIBIT 3    SECURITY RELEASE CERTIFICATION
EXHIBIT 4    ASSIGNMENT AND CONVEYANCE
EXHIBIT 5    CONTENTS OF EACH MORTGAGE FILE
EXHIBIT 6    FORM OF CUSTODIAL AGREEMENT
EXHIBIT 7    [RESERVED]
EXHIBIT 8    FORM OF ESCROW ACCOUNT LETTER AGREEMENT
EXHIBIT 9    SERVICING ADDENDUM
EXHIBIT 10   FORM OF CONFIRMATION
EXHIBIT 11   BUY-UP/BUY-DOWN SCHEDULE
EXHIBIT 12   UNDERWRITING GUIDELINES
EXHIBIT 13   MODIFICATIONS TO UNDERWRITING GUIDELINES
EXHIBIT 14   REPRESENTATIONS AND WARRANTIES

SCHEDULE I   MORTGAGE LOAN SCHEDULE
SCHEDULE 2   MATERIAL SUBSIDIARIES

                     MASTER MORTGAGE LOAN PURCHASE FACILITY


            This is a MASTER MORTGAGE LOAN PURCHASE FACILITY, dated as of August 9, 1999, by and among Greenwich Capital Financial Products, Inc., having an office at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Purchaser"), ContiFinancial Corporation, having an office at 277 Park Avenue, New York, New York 10172 (the "Seller") and ContiMortgage Corporation having an address at One ContiPark, 338 South Warminster Road, Hatboro, Pennsylvania 19040 (the "Interim Servicer").


                              W I T N E S S E T H :

            WHEREAS, subject to the terms and conditions of this Agreement, the Seller shall sell, from time to time, to the Purchaser, and, the Purchaser shall purchase, from time to time, from the Seller, certain conventional fixed and adjustable rate residential first and second lien mortgage loans, (the "Mortgage Loans") as described herein on a servicing-released basis, and which shall be delivered in groups of whole loans on various dates as provided herein (each, a "Closing Date");

            WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first or second lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule for the related Mortgage Loan Package, which is to be annexed hereto on each Closing Date as Schedule I; and

            WHEREAS, the Purchaser, the Seller and the Interim Servicer wish to prescribe the manner of the conveyance, interim servicing and control of the Mortgage Loans;

            NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser, the Seller and the Interim Servicer agree as follows:

            SECTION 1. Definitions. For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below.

            Act of Insolvency: With respect to Seller or Interim Servicer and their Material Subsidiaries, (i) the filing of a petition, commencing, or authorizing the commencement of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law relating to the protection of creditors of the Seller or the Interim Servicer or one of its Material Subsidiaries, or suffering any such petition or proceeding to be commenced by another; provided that any actively disputed petition or proceeding commenced by another shall not constitute an Act of Insolvency unless such petition or proceeding is not dismissed within 30 days of its commencement, (ii) seeking the appointment of a receiver, trustee, custodian or similar official for Seller, Interim Servicer or a Material Subsidiary or any substantial part of the property of either, (iii) the appointment of a receiver, conservator, or manager for Seller or Interim Servicer or a Material Subsidiary or any substantial part of the property of either by any governmental agency or authority having the jurisdiction to do so, (iv) the making or offering by Seller or Interim Servicer or a Material Subsidiary of a composition with its respective creditors or a general assignment for the benefit of creditors, (v) the admission in writing by Seller or Interim Servicer or a Material Subsidiary of such party's inability to pay its ordinary course trade debts as they become due or mature, or (vi) any Governmental Authority or agency or any person, agency or entity acting or purporting to act under Governmental Authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of Seller or Interim Servicer or a Material Subsidiary, or shall have taken any action to displace the management of such party or to curtail its authority in the conduct of the business of such party.

            Adjustable Rate Mortgage Loan: A Mortgage Loan which provides for the adjustment of the Mortgage Interest Rate payable in respect thereto.

            Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on such Adjustable Rate Mortgage Loan is adjusted in accordance with the terms of the related Mortgage Note.

            Agreement: This Master Mortgage Loan Purchase Facility including all exhibits, schedules, amendments and supplements hereto.

            American  General:   American  General  Finance,  Inc.,  a  Delaware
corporation.

            AmGen Mortgage Loan: Any Mortgage Loan that was previously financed by American General pursuant to any facility with American General, or one of its affiliates, as lender or purchaser.

            Applicable Sublimit Percent Limitations: As of any date of determination, the maximum percentage (as measured by unpaid principal balance as of such date) of the aggregate unpaid principal balance of the Mortgage Loans purchased by Purchaser under this Agreement and not previously sold pursuant to a Whole Loan Transfer or a Pass-Through Transfer, which are represented by the product categories set forth below:

         Product                                      Maximum Percentage

Fixed Rate, Second Lien Mortgage Loans    10% of the unpaid principal balance
                                          of  the  Fixed RateMortgage Loans

Fixed Rate Mortgage Loans with an LTV     15% of the unpaid principal balance
in excess of 85%                          of the Fixed Rate Mortgage Loans

Fixed Rate Mortgage Loans with an LTV     1% of the unpaid principal balance
in excess of 90%                          of the Fixed Rate Mortgage Loans

Adjustable Rate Mortgage Loans with       10% of the unpaid principal balance
                                          of the
an LTV in excess of 85%                   Adjustable Rate Mortgage Loans

Second Lien Mortgage Loans with a         25% of the unpaid principal balance
CLTV in excess of 85%                     of the Second Lien Mortgage Loans

Second Lien Mortgage Loans with a         1% of the unpaid principal balance
CLTV in excess of 90%                     Second Lien Mortgage Loans

Mortgage  Loans with a FICO               Prior to August 31, 1999, l0% of the
less than 550                             unpaid  score principal balance of the
                                          Mortgage Loans for which a FICO score
                                          is available, and thereafter 5% of the
                                          unpaid principal  balance of the
                                          Mortgage  Loan for which a FICO score
                                          is available

HOEPA Mortgage Loans                      10% of the unpaid principal balance of
                                          the Portfolio Mortgage Loans

            Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan; provided further, that notwithstanding the foregoing, with respect to any Retention Mortgage Loan the appraisal described in clause (i) may have been obtained not more than 18 months prior to the origination date for such Retention Mortgage Loan.

            Assignment and Conveyance: An assignment and conveyance of the Mortgage Loans purchased on a Closing Date in the form annexed hereto as Exhibit 4.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser.

            Business Day: Any day other than (a) a Saturday or Sunday, or (b) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York, the Custodian or savings and loan institutions in the State of New York, Pennsylvania or Connecticut are authorized or obligated by law or executive order to be closed or (c) a day on which the Purchaser is closed for business.

            Capital Stock: With respect to any Person means any and all shares, interests, share capital, rights to subscribe for or purchase, warrants, options, participations, or other equivalents of or interests or membership interests in (however designated) equity of such Person, including any Preferred Stock, any limited or general partnership interest and any limited liability company membership interest (but excluding any debt securities convertible into such equity), any rights to subscribe for or purchase any thereof.

            Carve-out Mortgage Loan: Any Eligible Mortgage Loan (a) which a Seller is required to sell to American General pursuant to the terms of the Commitment Agreement, dated as of January 29, 1999 among the Seller, ContiMortgage Corporation and American General (the "American General Purchase Agreement") in order to satisfy the minimum delivery requirements under such agreement as in effect on the date hereof, (b) which the Seller, with the prior written consent of the Purchaser, sells to any third party or to American
General in excess of the minimum delivery requirements under the American General Purchase Agreement as in effect on the date hereof or (c) which the Seller sells to any third party as part of a pool of mortgage loans with a purchase price which is equal to or greater than the prevailing Initial Purchase Price specified under this Agreement.

            Cash-out Refinancing: A Refinanced Mortgage Loan the proceeds of which were in excess of the principal balance of any existing senior mortgage on the related Mortgaged Property and related closing costs, and were used to pay any existing first mortgage, related closing costs and subordinate mortgages on the related Mortgaged Property.

            Change in Control: With respect to the Seller or any Material Subsidiary the occurrence of any of the following events:

            (i) Any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than any Permitted Holder, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that such person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of the Voting Stock of such Person; provided, however, that the Permitted Holders beneficially own (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the Voting Stock of the Seller or such Material Subsidiary than such other person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Seller or such Material Subsidiary (for the purposes of this clause (i), such other person shall be deemed to beneficially own any Voting Stock of a corporation held by another corporation (a "parent corporation"), if such other person is the beneficial owner (as defined above for such person), directly or indirectly, of more than 35% of the voting power of the Voting Stock of such parent corporation and the Permitted Holders beneficially own (as defined above for the Permitted Holders), directly or indirectly, in the aggregate a lesser percentage of the voting power of the Voting Stock of such parent corporation and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the board of directors of such parent corporation);

            (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Seller or such Material Subsidiary, as the case may be, (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Seller or such Material Subsidiary, as the case may be, was approved by a vote of 66-2/3% of the directors of the Seller or such Material Subsidiary, as the case may be, then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

            (iii) the merger or  consolidation  of the  Seller or such  Material
                  Subsidiary, as the case may be, with or into another Person or the merger of another Person with or into the Seller or such Material Subsidiary, as the case may be, or the liquidation, wind-up or dissolution of the Seller or such Material Subsidiary, as the case may be, or the sale of all or substantially all the assets of the Seller or such Material Subsidiary, as the case may be, to another Person (other than a Person that is controlled by the Permitted Holders), and, in the case of any such merger or consolidation, the securities of the Seller or such Material Subsidiary, as the case may be, that are outstanding immediately prior to such transaction and which represent 100% of the aggregate voting power of the Voting Stock of the Seller or such Material Subsidiary, as the case may be, are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving corporation that represent immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of the surviving corporation; provided, however, that the sale by the Seller or its Subsidiaries from time to time solely of the consumer and commercial loans, leases and receivables purchased or originated or acquired by the Seller to a trust for the purpose solely of effecting one or more securitizations shall not be treated hereunder as a sale of all or substantially all the assets of the Seller.

                  For purposes of this definition of Change of Control, neither ContiTrade Services, L.L.C. nor California Lending Group shall constitute a Material Subsidiary.

                  Notwithstanding anything contained in this Agreement to the contrary, a Change in Control accompanied by an equity infusion in the Seller of not less than $100,000,000 shall not constitute an Event of Default under this Agreement for 60 days after the date of such equity infusion, unless an additional Change of Control shall occur during such 60 day period.

            Closing Date: The date or dates on which the Purchaser from time to time shall purchase and a Seller from time to time shall sell to the Purchaser, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

            Closing Documents: With respect to the initial Closing Date, the documents required pursuant to Section 9(a) and 9(b) and with respect to any other Closing Date, the documents required pursuant to Section 9(b).

            Code: The Internal Revenue Code of 1986, or any successor statute thereto.

            Combined Loan-to-Value Ratio or CLTV: As of any date for any Second Lien Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the sum of (a) the original principal balance of the Mortgage Loan, plus (b) the unpaid principal balance of any first mortgage loan secured by the Mortgaged Property as of such date, and the denominator of which is the Appraised Value of the related Mortgaged Property.

            Condemnation Proceeds: All awards, compensation and settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain.

            Confirmation: With respect to any Mortgage Loan Package purchased and sold on any Closing Date, the letter agreement between the Purchaser and the Seller, in the form annexed hereto as Exhibit 10 (including any exhibits, schedules and attachments thereto), setting forth the terms and conditions of such transaction and describing the Mortgage Loans to be purchased by the Purchaser on such Closing Date. A Confirmation may relate to more than one Mortgage Loan Package to be purchased on one or more Closing Dates hereunder.

            Custodial Account: The separate account established by Purchaser, in its own name and for its own benefit, as identified to the Seller by the Purchaser.

            Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents, a form of which agreement is annexed hereto as Exhibit 6.

            Custodian: Manufacturers and Traders Trust Company, a New York banking corporation, in its capacity as the custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor custodian.

            Cut-off Date: With respect to each Mortgage Loan Package, a date to be mutually agreed upon between the Seller and the Purchaser, as set forth in the related Confirmation.

            Deferred Purchase Price: Shall have the meaning set forth in Subsection 4.02.

            Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

            Disposed Mortgage Loan: Shall have the meaning set forth in Subsection 4.02.

            Disposition Expenses: With respect to each Mortgage Loan, an amount equal to the excess of (i) all reasonable out-of-pocket expenses incurred by Purchaser in connection with the purchase and resale of such Mortgage Loans (including out-of-pocket legal, due diligence, servicing transfer expenses and any hedging losses (offset by any hedging gains)) over (ii) 0.25% of the unpaid principal balance of such Mortgage Loan as of the related Cut-off Date.

            Due Date: With respect to each Mortgage Loan, the day of the calendar month on which the related Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

            Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by S&P or Prime-1 by Moody's (or a comparable rating if another rating agency is specified by the Purchaser by written notice to the Interim Servicer) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

            Eligible Mortgage Loan: A first or second lien residential mortgage loan originated by ContiMortgage Corporation or acquired by ContiMortgage
Corporation (i) that is not more than 29 days delinquent; (ii) that was underwritten in accordance with the Underwriting Guidelines acceptable to the Purchaser as verified in accordance with Section 4 hereof; (iii) that was originated by ContiMortgage Corporation not more than 60 days prior to the proposed Closing Date or if such Mortgage Loan was not originated by ContiMortgage Corporation, that was originated not more than 75 days prior to the proposed Closing Date, and (iv) that meets the criteria of established purchasers of loans of such type as reasonably determined by Purchaser in good faith and in consultation with the Seller.

            Escrow Account:  The separate trust account or accounts  created and maintained pursuant to this Agreement which shall be entitled "ContiMortgage Corporation, as servicer, in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans," established at a financial institution acceptable to the Purchaser.

            Escrow Payments: The amounts constituting ground rents, taxes, assessments, water charges, sewer rents, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: Any one of the events enumerated in Subsection 14.01.

            Exception Limit: With respect to each Mortgage Loan Package, the maximum amount of Exception Loans which Purchaser shall be obligated to purchase on the related Closing Date at the standard Initial Purchase Price, which amount shall be equal to (a) with respect to each Closing Date occurring prior to the date which is 60 days following the date hereof, 10% of the unpaid principal balance of the Mortgage Loans constituting the Mortgage Loan Package, not more than 50% of which shall consist of Exception Loans with material appraised value or LTV exceptions showing a variance of 10% (which percentage shall be raised to 15% if the Seller demonstrates to the reasonable satisfaction of the Purchaser that whole loan purchasers of loans similar to the Eligible Loans generally accept a variance in appraised value or LTV exceptions equal to or greater than 15%) or more as determined by the Purchaser; and (b) thereafter, 5% of the unpaid principal balance of the Mortgage Loans constituting the Mortgage Loan Package.

            Exception Loan: Any mortgage loan that a Seller offers to sell to the Purchaser hereunder which has a material exception to the Underwriting
Guidelines as determined by the Purchaser without appropriate compensating factors but which the Purchaser determines in its reasonable discretion has an implied Initial Purchase Price of not less than 80% of the outstanding principal balance of such mortgage loan; provided, however, that any such mortgage loan which Purchaser has determined, following its underwriting, is an Eligible Mortgage Loan shall not constitute an Exception Loan without demonstrable evidence presented to the Seller that such mortgage loan is an Exception Loan and without the Seller having had reasonable opportunity to consult with Purchaser regarding such categorization. No Mortgage Loan with an implied Initial Purchase Price of less than 80% shall be eligible for sale hereunder unless the Seller and the Purchaser mutually agree to revise the Initial Purchase Price for such Mortgage Loan.

            Facility Limit: Shall have the meaning set forth in Section 2.

            Facility Termination Date: The earliest of (i) the date on which the Purchaser purchases Mortgage Loans pursuant to this Agreement with aggregate outstanding principal balance equal to the Maximum Purchase Amount, (ii) March 31, 2000, or (iii) the date on which an Event of Default occurs.

            Fannie Mae: Fannie Mae, a federally chartered and privately owned corporation existing under the Federal National Mortgage Association Charter Act or any successor thereto.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            First Lien: With respect to each Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a mortgage note which creates a first lien on the Mortgaged Property.

            Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller pursuant to this Agreement), a determination made by the Interim Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Interim Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Interim Servicer shall maintain records, prepared by a servicing officer of the Interim Servicer, of each Final Recovery Determination.

            Fixed Rate Mortgage Loan: A Mortgage Loan with respect to which the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

            Freddie Mac: The Federal Home Loan Mortgage Corporation or any successor thereto.

            Funding Limit: As defined in Section 2 hereof.

            Governmental Authority: Any nation or government, any state, agency, instrumentality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over the Seller or Interim Servicer, any of their Subsidiaries or any of their properties.

            Gross Margin: With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the related Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

            HOEPA: The Home Ownership and Equity Protection Act of 1994.

            Holdback: As defined in Subsection 4.01(b).

            HUD: The United States Department of Housing and Urban Development or any successor thereto.

            Indebtedness Documents: Those document listed on Schedule 3 hereto.

            Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the interest rate thereon.

            Initial Closing Date: The Closing Date on which the Purchaser purchases and the Seller sells the first Mortgage Loan Package hereunder.

            Initial Purchase Price: As defined in Subsection 4.01.

            Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

            Interim Servicer Material Adverse Effect: A material adverse effect upon (i) the business operations, properties or assets of the Interim Servicer,
(ii) the ability of the Interim Servicer to perform its obligations, or of the Purchaser to enforce any of its rights or remedies, under this Agreement with respect to servicing or any of documents to be executed and/or delivered hereunder which relate to servicing, or (iii) the validity or enforceability of this Agreement, in the case of (i), (ii) and (iii) above (a) taking into consideration the financial condition of the Interim Servicer and its Subsidiaries as of the date of this Agreement and (b) without taking into consideration any further deterioration of the financial condition of the Interim Servicer and its Subsidiaries after the date of this Agreement.

            Interim Servicer Termination Event: Either (a) the breach of any representation, warranty, covenant or agreement under this Agreement or the Custodial Agreement by the Interim Servicer in its capacity as interim servicer, or (b) any action is taken by any governmental, regulatory, or self-regulatory authority to remove, limit, restrict, suspend or terminate the rights, privileges, or operations of the Interim Servicer, including suspension as an issuer, lender or seller/servicer of related types of assets, or (c) an Interim Servicer Material Adverse Effect shall occur, which in the case of (a) or (b) above results in a material adverse effect on the value of any Mortgage Loan, the Purchaser's interest in any Mortgage Loan or the Interim Servicer's ability to perform its obligations under this Agreement.

            Interim Servicing Fee: With respect to each Mortgage Loan, the amount of the annual servicing fee the Purchaser shall pay to the Interim Servicer, which shall, for each month, be equal to one-twelfth of the product of
(a) the Interim Servicing Fee Rate and (b) the unpaid principal balance of the Mortgage Loan. If the Interim Servicing Period includes any partial month, the Interim Servicing Fee for such month shall be pro rated at a per diem rate based upon a 30-day month.

            Interim Servicing Fee Rate: The per annum rate at which the Interim Servicing Fee accrues, which rate shall be equal to (i) during the period that the Interim Servicer provides interim servicing, 0.50% per annum and (ii) during the period the Interim Servicer acts as subservicer pursuant to Section 12(b)(7) of this Agreement, 0.50% per annum less the annual fee payable to the related servicer.

            Interim Servicing Period: With respect to any Mortgage Loan, the period commencing on the related Closing Date and ending on the earlier of the thirtieth day following the Closing Date and completion of a servicing transfer with respect to such Mortgage Loan; provided, however that the Interim Servicing Period may be extended for additional periods of thirty days by written notice to the Interim Servicer from the Purchaser.

            Liquidation Proceeds: Amounts, other than Insurance Proceeds and Condemnation Proceeds, received in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property.

            Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan as of any date of determination, the ratio on such date of the outstanding principal amount of the Mortgage Loan, to the Appraised Value of the Mortgaged Property.

            Material Adverse Effect: A material adverse effect upon (i) the business operations, properties or assets of the Seller and its Subsidiaries, taken as a whole or of ContiMortgage Corporation, in its capacity as orginator of the Mortgage Loans, (ii) the ability of Seller or ContiMortgage Corporation, in its capacity as orginator of the Mortgage Loans, to perform its obligations, or of the Purchaser to enforce any of its rights or remedies, under this Agreement or any of documents to be executed and/or delivered hereunder, (iii) the validity or enforceability of this Agreement; or (iv) the Mortgage Loans taken as a whole, in the case of (i), (ii), (iii) and (iv) above (a) taking into consideration the financial condition of the Seller and ContiMortgage Corporation, in its capacity as orginator of the Mortgage Loans, and their Subsidiaries as of the date of this Agreement and (b) without taking into consideration any further deterioration of the financial condition of the Seller or ContiMortgage Corporation, in its capacity as orginator of the Mortgage Loans, and their Subsidiaries after the date of this Agreement.

            Material Subsidiary: means (a) any Subsidiary identified as a Material Subsidiary on Schedule 2 attached hereto, and (b) any Subsidiary created or acquired after the date hereof that would be a "Significant Subsidiary" of the Seller within the meaning of Rule 1-02 under Regulation S-X promulgated by the Securities Exchange Commission.

            Maximum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

            Maximum Purchase Amount: One billion dollars ($1,000,000,000), subject to increase as provided in Section 2(c).

            Minimum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

            Monthly Payment: With respect to any Mortgage Loan, the scheduled combined payment of principal and interest payable by a Mortgagor under the related Mortgage Note on each Due Date.

            Moody's: Moody's Investors Service, Inc. or its successor in interest.

            Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien (as indicated on the Mortgage Loan Schedule) on Mortgaged Property securing the Mortgage Note.

            Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit 5 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement or the related Confirmation.

            Mortgage Interest Rate: With respect to each Fixed Rate Mortgage Loan, the fixed annual rate of interest provided for in the related Mortgage Note and, with respect to each Adjustable Rate Mortgage Loan, the annual rate that interest accrues on such Adjustable Rate Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

            Mortgage Loan: Each first or second lien, residential mortgage loan, sold, assigned and transferred to the Purchaser pursuant to this Agreement and the related Confirmation and identified on the Mortgage Loan Schedule annexed to this Agreement on such Closing Date, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

            Mortgage Loan Documents: The documents listed in Section 2 of the Custodial Agreement pertaining to any Mortgage Loan.

            Mortgage Loan Package: The Mortgage Loans listed on a Mortgage Loan Schedule, delivered to the Custodian and the Purchaser at least five (5) Business Days prior to the related Closing Date (or such lesser period mutually agreed upon) and attached to this Agreement as Schedule I on the related Closing Date.

            Mortgage Loan Schedule: With respect to each Mortgage Loan Package, the schedule of Mortgage Loans to be annexed hereto as Schedule I (or a supplement thereto) on each Closing Date for the Mortgage Loan Package delivered on such Closing Date in both hard copy and electronic modem, such schedule setting forth the following information with respect to each Mortgage Loan in the Mortgage Loan Package: (1) the Seller's Mortgage Loan identifying number;
(2) the Mortgagor's first and last name; (3) the street address of the Mortgaged Property including the state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied; (5) the type of Residential Dwelling constituting the Mortgaged Property; (6) the original months to maturity; (7) the original date of the Mortgage Loan and the remaining months to maturity from the Cut-off Date, based on the original amortization schedule; (8) the Loan-to-Value Ratio at origination; (9) the Mortgage Interest Rate in effect immediately following the Cut-off Date; (10) the date on which the first Monthly Payment was due on the Mortgage Loan; (11) the stated maturity date; (12) the amount of the Monthly Payment at origination; (13) with respect to each Adjustable Rate Mortgage Loan, the amount of the Monthly Payment as of the Cut-off Date; (14) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance; (15) the original principal amount of the Mortgage Loan; (16) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date; (17) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date; (18) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin; (19) a code indicating the purpose of the loan (i.e., purchase financing, refinancing); (20) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Interest Rate under the terms of the Mortgage Note; (21) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Interest Rate under the terms of the Mortgage Note; (22) the Mortgage Interest Rate at origination; (23) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap; (24) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date; (25) with respect to each Adjustable Rate Mortgage Loan, the Index; (26) the date on which the first Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (27) a code indicating whether the Mortgage Loan is an Adjustable Rate Mortgage Loan or a Fixed Rate Mortgage Loan; (28) a code indicating the documentation style (i.e., full, alternative or reduced); (29) a code indicating if the Mortgage Loan is subject to the provisions of HOEPA; (30) the Appraised Value of the Mortgaged Property; (31) the sale price of the Mortgaged Property, if applicable; (32) a code indicating whether the Mortgage is a First Lien or Second Lien; (33) the Mortgagor's FICO score (to the extent a FICO score is available); (34) a code indicating whether the Mortgage Loan is a Retention Mortgage Loan; (35) a code indicating if interest on such Mortgage Loan is calculated on a 30/360 basis; (36) the Mortgagor's social security number; (37) a code identifying origination source; (38) a code indicating if the Mortgage Loan is a balloon Mortgage Loan; (39) a code indicating the Mortgage Note class (borrower grade); (40) with respect to each Adjustable Rate Mortgage Loan, the adjustment frequency; (41) the ratio of original principal balance of the Mortgage Loan to the Mortgagor's income; (42) a code indicating the prepayment penalty, if any; and (43) with respect to any Second Lien Mortgage Loan, the outstanding principal balance of the First Line on the date of origination of such Second Lien Mortgage Loan. With respect to the Mortgage Loan Package in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans; (2) the Stated Principal Balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. Schedule I hereto shall be supplemented as of each Closing Date to reflect the addition of the Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

            Mortgage Note: The original executed note or other evidence of the Mortgage Loan indebtedness of a Mortgagor.

            Mortgaged Property: The Mortgagor's real property securing repayment of a related Mortgage Note, consisting of a fee simple interest in a single parcel of real property improved by a Residential Dwelling.

            Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.


            Mortgagor: The obligor on a Mortgage Note, the owner of the Mortgaged Property and the grantor or mortgagor named in the related Mortgage and such grantor's or mortgagor's successor's in title to the Mortgaged Property.

            Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Person on behalf of whom such certificate is being delivered.

            One Month LIBOR: The rate per annum equal to the rate published by Bloomberg or if such rate is not available, the rate appearing at page 3750 of the Telerate Screen as one-month LIBOR on such date, and if such rate shall not be so quoted, the rate per annum at which the Purchaser is offered Dollar deposits at or about 11:00 A.M., eastern time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations are then being conducted for delivery on such day for a period of one month.

            Opinion of Counsel: A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed.

            Pass-Through Transfer: The sale or transfer of some or all of the Mortgage Loans by the Purchaser to a trust to be formed as part of a publicly issued or privately placed mortgage-backed securities transaction.

            Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Adjustable Rate Mortgage Loan may increase (without regard to the Maximum Mortgage

Interest  Rate) or decrease  (without  regard to the Minimum  Mortgage  Interest
Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

            Permitted Holders: The lineal descendants of Jules Fribourg, including any individual legally adopted; spouses of such descendants; trusts, the beneficiaries of which are any of the foregoing; partnerships, corporations, or other entities in which any of the foregoing (individually or collectively) has a controlling interest; and charitable organizations established by any of the foregoing.

            Person: An individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Portfolio Mortgage Loan: As defined in Section 2 hereof.

            Preferred Stock: As applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Qualified Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Stated Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Interest Rate not less than (and not more than one percentage point in excess of) the Mortgage Interest Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iv) have a Due Date acceptable to Purchaser, (v) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (vi) conform to each representation and warranty set forth in Subsection 7.02 of this Agreement and (vii) be the same type of mortgage loan (i.e. fixed or adjustable rate with the same Gross Margin and Index as the Deleted Mortgage Loan). In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Interest Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Interest Rates and shall be satisfied as to each such mortgage loan, the terms described in clause (iii) shall be determined on the basis of weighted average remaining terms to maturity, the Loan-to-Value Ratios described in clause (v) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (vi) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

            Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            REO Disposition: The final sale by the Interim Servicer of any REO Property.

            REO Property: A Mortgaged Property acquired as a result of the liquidation of a Mortgage Loan.

            Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the product of the Stated Principal Balance of such Mortgage Loan times the purchase price percentage previously paid for the Mortgage Loan (including the Initial Purchase Price (taking into account any retained Holdback) and with respect to any Mortgage Loan sold pursuant to a Whole Loan Transfer the Deferred Purchase Price to the extent paid), plus (ii) interest on such Stated Principal Balance at the Mortgage Interest Rate from and including the last Due Date through which interest has been paid by or on behalf of the Mortgagor to the first day of the month following the date of repurchase, less amounts received in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in connection with such Mortgage Loan.

            Residential Dwelling: A single (one-to-four) family residential dwelling, which may include condominiums and townhouses, manufactured housing which is real property under applicable state law or small multifamily or mixed-use property, but shall not include co-operatives or mobile homes.

            Retention Mortgage Loan: A Mortgage Loan which was originated by ContiMortgage Corporation to refinance an existing mortgage loan which was originated or acquired by ContiMortgage Corporation and as to which the Seller or servicer of the Mortgage Loan received a request for payoff or other indication that the mortgage loan will be paid off.

            Second Lien: With respect to each Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a mortgage note which creates a second lien on the Mortgaged Property.

            Second Lien Mortgage Loan: A Mortgage Loan secured by the lien on the Mortgaged Property, subject to one prior lien on such Mortgaged Property securing financing obtained by the related Mortgagor.

            Servicing  Addendum:  The terms and  conditions  attached  hereto as
Exhibit 9 which will govern the servicing of the Mortgage Loans by the Interim Servicer during the Interim Servicing Period.

            Servicing Advances: All customary, reasonable and necessary "out-of-pocket" costs and expenses incurred by the Interim Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) preservation, restoration and repair of a Mortgaged Property, (ii) any enforcement or judicial proceedings with respect to a Mortgage Loan, including foreclosure actions and (iii) the management and liquidation of REO Property.

            Servicing File: With respect to each Mortgage Loan, the file retained by the Interim Servicer consisting of originals of all documents in the Mortgage File which are not delivered to the Purchaser or the Custodian and copies of the Mortgage Loan Documents set forth in Section 2 of the Custodial Agreement.

            S&P: Standard & Poor's Ratings Group or its successor in interest.

            Stated Principal Balance: As to each Mortgage Loan as of any date of determination, (i) the principal balance of the Mortgage Loan as of the Cut-off Date after giving effect to payments of principal received on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal.

            Subsidiary: With respect to any Person, any other Person of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

            Tax Service Contract: A transferable contract maintained for the Mortgaged Property with a tax service provider for the purpose of obtaining current information from local taxing authorities relating to such Mortgaged Property.

            Underwriting Guidelines: The general underwriting guidelines dated February, 1999 attached hereto as Exhibit 12, as modified by the Underwriting
Guideline modifications attached as Exhibit 13 hereto, or such other mutually agreed guidelines.

            Voting Stock: With respect to any Person means all classes of Capital Stock or other interests (including partnership interests or membership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

            Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party, which sale or transfer is not a Pass-Through Transfer.

            SECTION 2. Purchase and Sale of Mortgage Loans.

            (a) From time to time prior to the Facility Termination Date, the Seller hereby agrees to offer to sell to the Purchaser all Eligible Mortgage Loans which are not Carve-out Mortgage Loans, and upon satisfaction of the conditions precedent set forth in Section 8 herein and subject to the terms of this Agreement, the Purchaser agrees to purchase such Eligible Mortgage Loans having an aggregate principal balance on the related Cut-off Date in an amount as set forth in the related Confirmation. Notwithstanding the foregoing, the Purchaser shall not have any obligation to purchase any Mortgage Loans to the extent that, after taking into account the Mortgage Loans to be purchased on any proposed Closing Date, (i) the aggregate principal amount of Mortgage Loans (as of their representative Cut-off Dates) purchased by the Purchaser hereunder and held by the Purchaser as of such proposed Closing Date and not sold or transferred in connection with a Whole Loan Transfer or a Pass-Through Transfer (such Mortgage Loans, the "Portfolio Mortgage Loans") would exceed $500,000,000 (the "Funding Limit"); (ii) the aggregate principal amount of Mortgage Loans (as of their representative Cut-off Dates) purchased by the Purchaser from the Seller under this Agreement would exceed the Maximum Purchase Amount; or (iii) the sum of the amount determined under clause (i) above, plus the aggregate amount of the advances outstanding under (a) the Master Repurchase Agreement Governing Purchases and Sales of Assets (the "Master Repurchase Agreement")
dated as of August 9, 1999 among the Seller and the Purchaser plus (b) any financing or repurchase facility between the Seller and the Purchaser relating to assets of Empire Funding Corp. or California Lending Group, Inc. doing business as United Lending Group, Inc., would collectively exceed $650,000,000 (the "Facility Limit"). The Seller shall not offer more than one Mortgage Loan Package for sale to the Purchaser in any one week period or such shorter period as mutually agreed. The Purchaser agrees to provide not less than 30 days prior notice of any change in the criteria considered by the Purchaser in connection with determining whether any Mortgage Loan is an Eligible Mortgage Loan pursuant to clause (ii) and (iv) of the definition of Eligible Mortgage Loan; provided that, the Seller shall use best efforts to implement any changes in its program which are requested by the Purchaser sooner than such 30 day period to the extent reasonably practicable. The Purchaser and the Seller agree that upon the occurrence of an Interim Servicer Termination Event, the Purchaser, may, but shall have no obligation to, purchase any Mortgage Loans hereunder prior to the date a successor servicer assumes the responsibilities of the Interim Servicer hereunder; provided that, in the event a successor servicer has not assumed the responsibilities of the Interim Servicer hereunder within two weeks of its occurrence, the Purchaser shall have the right to terminate its obligation to purchase Mortgage Loans hereunder pursuant to Section 14.02.

            (b) As of each Closing Date, after giving effect to the purchase of the related Mortgage Loan Package to be made on such date, the Mortgage Loans will comply with the Applicable Sublimit Percent Limitations.

            (c) The Seller shall have the right, in their sole discretion, to increase the Maximum Purchase Amount hereunder from one billion dollars ($1,000,000,000) to one and one half billion dollars ($1,500,000,000) by providing written notice to the Purchaser of such election and by delivering to the Purchaser a commitment increase fee equal to $625,000. In order to make such election, such written notice and the commitment increase fee must be received by the Purchaser not later than January 31, 2000.

            (d) The Seller agrees that prior to the Facility Termination Date, neither the Seller nor any affiliate shall commit to sell any Eligible Mortgage Loan other than a Carve-out Mortgage Loan for sale to any third party without the prior written consent of the Purchaser.

            (e) In the event that any Eligible Mortgage Loan purchased hereunder was originated by any third party and subsequently sold to the Purchaser hereunder, in addition to the Seller making the representations and warranties provided in Section 7 of this Agreement, the Seller shall use its reasonable best efforts to assign to the Purchaser any representations and warranties made by such third party and the related remedies with respect to the breach of any such representations and warranties.

            SECTION 3. Mortgage Loan Schedules. The Seller shall deliver the Mortgage Loan Schedule for a Mortgage Loan Package to be purchased on a particular Closing Date to the Purchaser at least five (5) Business Days (or such lesser period mutually agreed upon) prior to the related Closing Date.

            SECTION 4. Purchase Price.

            Subsection 4.01. Initial Purchase Price

            (a) Subject to the Holdback set forth in Subsection 4.01(b), the initial purchase price for each Eligible Mortgage Loan and each Exception Loan which would not cause the Exception Limit to be exceeded shall be equal to the Initial Purchase Price Percentage multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Cut-off Date (the "Initial Purchase Price"). The Initial Purchase Price Percentage for each Eligible Mortgage Loan and each Exception Loan which would not cause the Exception Limit to be exceeded shall be determined pursuant to the pricing matrix attached hereto as Exhibit
11. The percentage of par used to calculate the Initial Purchase Price with respect to any Mortgage Loan which is not an Eligible Mortgage Loan or which is an Exception Loan which would cause the Exception Limit with respect to any Mortgage Loan Package to be exceeded shall be an amount mutually agreed upon between the Purchaser and the Seller without regard to the percentage determined pursuant to such pricing matrix.

            In addition to the Initial Purchase Price as described above, the Purchaser shall pay to the Seller, at closing, accrued interest on the Stated Principal Balance of each Mortgage Loan as of the related Cut-off Date at its Mortgage Interest Rate, net of the Interim Servicing Fee Rate, from the last paid through date for such Mortgage Loan through the day prior to the related Closing Date, both inclusive and determined on an actual over 360 basis.

            (b) An amount equal to four percent (4%) of the outstanding principal balance of each Mortgage Loan purchased on any Closing Date (the "Holdback") will be deferred and paid to the Seller as follows: (i) two percent (2%) of the outstanding principal balance of such Mortgage Loan shall be paid on the date that Purchaser verifies that each Mortgage Loan in the Mortgage Loan Package either conforms to the Underwriting Guidelines or is an Exception Loan included within the related Exception Limit, and (ii) two percent (2%) of the outstanding principal balance of such Mortgage Loan shall be paid within five (5) Business Days following successful completion of the transfer of servicing with respect to such Mortgage Loan to the designee of the Purchaser as provided in Section 11 hereof. The Purchaser agrees to use reasonable efforts to complete the verification contemplated in clause (i) above within 2 to 3 Business Days during regular flow periods and within 5 Business Days during peak flow periods. In the event that the Purchaser determines that any Mortgage Loan does not conform to the Underwriting Guidelines, the Purchaser shall have the right to retain the related Holdback and require the Seller to repurchase such Mortgage Loan at the Initial Purchase Price minus the amount of any retained Holdback. Notwithstanding anything to the contrary in this Section 4, in the event that transfer of servicing with respect to any Mortgage Loan has not occurred prior to the date the Purchaser determines that such Mortgage Loan does not conform to the Underwriting Guidelines and is not an Exception Loan included within the related Exception Limit, then, in the event that the Seller does not repurchase such Mortgage Loan pursuant to Section 7.03, the Purchaser shall determine the market value of such Mortgage Loan in its sole reasonable discretion and may apply and set off the entire Holdback to the extent necessary to appropriately reflect the market value of such Mortgage Loan.

            Subsection 4.02. Deferred Purchase Price

            Upon the disposition of a Mortgage Loan by the Purchaser pursuant to a Whole Loan Transfer or Pass-Through Transfer (a "Disposed Mortgage Loan"), the Purchaser shall pay to the Seller a deferred purchase price (the "Deferred Purchase Price") from the proceeds of such Whole Loan Transfer or Pass-Through Transfer (including the proceeds from the sale of the servicing rights with respect to such Mortgage Loan) in an amount as set forth in this Subsection 4.02.

            (a) Subject to the provisions of Subsection 4.02(c), with respect to any Disposed Mortgage Loan sold pursuant to a Whole Loan Transfer, the Deferred Purchase Price shall equal (i) 75%, times (ii) the cash proceeds received by Purchaser in excess of the sum of (A) 102.25% of the unpaid principal balance of such Disposed Mortgage Loan, plus (B) Disposition Expenses.

            (b) Subject to the provisions of Subsection 4.02(c), with respect to any Disposed Mortgage Loan sold pursuant to a Pass-Through Transfer, the Deferred Purchase Price shall be calculated as follows:

            (i) If the cash proceeds of such sale exceed 102.25% of the unpaid principal balance of the Disposed Mortgage Loan plus Disposition Expenses (as defined below), such cash and non-cash consideration shall be distributed in the following amounts and priority:

            (A) to the Purchaser, all cash proceeds up to 102.25% of the unpaid principal balance of such Disposed Mortgage Loan plus Disposition Expenses;

            (B) to the Seller and the Purchaser pro rata, 75% and 25%, respectively, of all cash proceeds from the sale of such Disposed Mortgage Loan in excess of the amount distributed to the Purchaser in clause (b) (i) (A) above;

            (C) to the Purchaser, a security representing 25% of any remaining non-cash consideration received and proceeds thereon; provided, however, that the Purchaser shall instead receive a security representing 50% of any remaining non-cash consideration received and proceeds thereon (in lieu of the lien or security interest specified under clause (b)(i)(D)) in the event that the Seller is prohibited to grant the lien or security interest specified under clause (b)(i)(D) due to the provisions of any of the Indebtedness Documents; and

            (D) to the Seller, a security representing 75% of any remaining non-cash consideration received and proceeds; provided, that such security shall be pledged to the securitization trust or to the Purchaser, as applicable, to secure any obligation to repurchase Disposed Mortgage Loans from the trust or the Purchaser; provided further, however, that the Seller shall instead receive a security representing 50% of any remaining non-cash consideration received and proceeds thereon in the event that the Seller is prohibited to grant the lien or security interest specified under this clause (b)(i)(D) due to the provisions of any of the Indebtedness Documents; provided, further, that in either case the Purchaser's and the Seller's interest under clauses (b)(i)(C) and (b)(i)(D) shall be pari passu.

      (ii) If the cash proceeds from the sale of such Disposed Mortgage Loan are less than 102.25% plus Disposition Expenses, such cash and non-cash consideration shall be distributed in the following amounts and priority:

            (A)   to the Purchaser, all cash received;

            (B) to the Purchaser, a security in an amount equal to the difference between (i) 102.25% plus Disposition Expenses and
                  (ii)  gross  cash  proceeds  received  pursuant  to  subclause
                  (b)(ii)(A) above. Such security shall bear interest at the rate of One Month LIBOR plus 5%, with interest to be compounded monthly;

            (C) to the Purchaser, a security representing 25% of any remaining non-cash consideration received and proceeds thereon; provided, however, that the Purchaser shall instead receive a security representing 50% of any remaining non-cash consideration received and proceeds thereon (in lieu of the lien or security interest specified under clause (b)(ii)(D)) in the event that the Seller is prohibited to grant the lien or security interest specified under clause (b)(ii)(D) due to the provisions of any of the Indebtedness Documents; and

            (D) to the Seller, a security representing 75% of any remaining non-cash consideration received and proceeds; provided, that such security shall be pledged to the securitization trust or to the Purchaser, as applicable, to secure any obligation to repurchase Disposed Mortgage Loans from the trust or the Purchaser; provided further, however, that the Seller shall instead receive a security representing 50% of any remaining non-cash consideration received and proceeds thereon in the event that the Seller is prohibited to grant the lien or security interest specified under this clause (b)(ii)(D) due to the provisions of any of the Indebtedness Documents; provided, further, that in either case the Purchaser's and the Seller's interest under clauses (b)(ii)(C) and (b)(ii)(D) shall be pari passu.

            (c) Notwithstanding the provisions of this Subsection 4.02, in no event shall the Deferred Purchase Price with respect to any Mortgage Loan exceed an amount equal to six percent (6%) of the Initial Purchase Price paid by the Purchaser for such Mortgage Loan.

            Subsection 4.03. Purchase Price Adjustment

            On the date which is 18 months following the date on which any Mortgage Loan is subject to a Pass-Through Transfer or a Whole Loan Transfer in which the Purchaser received cash and non-cash consideration in excess of 102.25% of the unpaid principal balance of such Mortgage Loan plus Disposition Expenses, the Purchaser shall pay to the Seller a purchase price adjustment equal to (i) one-eighth of one percent (0.125%) times the aggregate unpaid principal balance of such Mortgage Loan as of the pool disposition cut-off date of such Pass-Through Transfer or Whole Loan Transfer less (ii) the total amount of the losses actually realized by the Purchaser or reasonably estimated by the Purchaser to be realized as a result of any repurchases by the Purchaser of such Mortgage Loans resulting from a breach of a representation or warranty in
Section 7 hereof or in any document entered into in connection with a Pass-Through Transfer or Whole Loan Transfer pursuant to Section 12(b)(3) or any obligations or claims resulting from a breach of such a representation or warranty that exist on behalf of the Purchaser to repurchase such Mortgage Loan or any other Mortgage Loan which was subject to such Pass-Through Transfer or Whole Loan Transfer. For purposes of this Section 4.03, the Purchaser's losses on any Mortgage Loan shall be equal to the sum of (a) any unreimbursed indemnification expenses incurred or to be incurred by the Purchaser in connection with such Mortgage Loan, and (b) the excess, if any, of (i) the amount paid or to be paid by the Purchaser in connection with any such repurchase, over (ii) the total proceeds received by the Purchaser with respect to such Mortgage Loan pursuant to such Whole Loan Transfer or Pass-Through Transfer, net of the expenses of such sale or other disposition and the reasonable expenses of the repurchase and resale of such Mortgage Loan.

            Subsection 4.04. Purchased Interest.

            The Purchaser shall own and be entitled to receive with respect to each Mortgage Loan purchased, (1) all recoveries of principal collected after the Cut-off Date, (2) all payments of interest on the Mortgage Loans net of the Interim Servicing Fee during the Interim Servicing Period and any subservicing fee payable pursuant to Section 12(b)(7) of this Agreement, and (3) all rights to service the Mortgage Loan (it being understood that the Purchaser may from time to time at its option retain the Interim Servicer to service the Mortgage Loan as set forth in this Agreement during the Interim Servicing Period as provided herein or as provided pursuant to Section 12(b)(7)). The Stated Principal Balance of each Mortgage Loan as of the related Cut-off Date is determined after application to the reduction of principal of payments of principal received on or before the related Cut-off Date.

            SECTION 5. Examination of Mortgage Files. In addition to the rights granted to the Purchaser under the related Confirmation to underwrite the Mortgage Loans and review the Mortgage Files prior to the Closing Date, prior to the related Closing Date, the Seller shall (a) deliver to the Custodian in escrow, for examination with respect to each Mortgage Loan to be purchased on such Closing Date, the related Mortgage File, including the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the related Mortgage File available to the Purchaser for examination at the Seller's offices or such other location as shall otherwise be agreed upon by the Purchaser and the Seller. Such examination may be made by the Purchaser or its designee at any reasonable time before or after the related Closing Date. If the Purchaser makes such examination prior to the related Closing Date and identifies any Mortgage Loans that do not conform to the terms of the related Confirmation or the Underwriting Guidelines, such Mortgage Loans may, at the Purchaser's option, be rejected for purchase by the Purchaser. If not purchased by the Purchaser, such Mortgage Loans shall be deleted from the related Mortgage Loan Schedule. The Purchaser may, at its option and without notice to the Seller, purchase all or part of any Mortgage Loan Package without conducting any partial or complete examination. The fact that the Purchaser has conducted or has determined not to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's (or any of its successors') rights to demand repurchase or other relief or remedy provided for in this Agreement.

            SECTION 6. Conveyance from Seller to Purchaser.

            Subsection  6.01.  Conveyance  of  Mortgage  Loans;   Possession  of
                               Servicing Files.

            The Seller, simultaneously with the payment of the Initial Purchase Price, shall execute and deliver to the Purchaser an Assignment and Conveyance with respect to the related

Mortgage Loan Package in the form attached hereto as Exhibit 4. The Servicing File retained by the Interim Servicer with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in the Interim Servicer 's computer system to reflect clearly the sale of such related Mortgage Loan to the Purchaser. The Interim Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Subsection 7.03 or 7.04.

            Subsection 6.02. Books and Records.

            Record title to each Mortgage and the related Mortgage Note as of the related Closing Date shall be in the name of the Seller or an affiliate, the Purchaser, the Custodian or one or more designees of the Purchaser, as the Purchaser shall designate. Notwithstanding the foregoing, beneficial ownership of each Mortgage and the related Mortgage Note shall be vested solely in the Purchaser or the appropriate designee of the Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Seller or the Interim Servicer after the related Cut-off Date on or in connection with a Mortgage Loan as provided in Section 4 shall be vested in the Purchaser or one or more designees of the Purchaser; provided, however, that all such funds received on or in connection with a Mortgage Loan as provided in Section 4 shall be received and held by the Seller in trust for the benefit of the Purchaser or the assignee of the Purchaser, as the case may be, as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

            It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller and not a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. Consequently, the sale of each Mortgage Loan shall be reflected as a sale on the Seller's business records, tax returns and financial statements.

            Subsection 6.03. Delivery of Mortgage Loan Documents.

            Pursuant to the Custodial Agreement to be executed among and delivered by the Purchaser, the Custodian and the Seller prior to the Initial Closing Date, the Seller shall from time to time in connection with each Closing Date, at least five (5) Business Days prior to such Closing Date, deliver and release to the Custodian those Mortgage Loan Documents as required by the Custodial Agreement with respect to each Mortgage Loan to be purchased and sold on the related Closing Date and set forth on the related Mortgage Loan Schedule delivered with such Mortgage Loan Documents.

            The Custodian shall certify its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement for the related Closing Date, as evidenced by the Trust Receipt and Initial Certification of the Custodian in the form annexed to the Custodial Agreement. The Interim Servicer shall be responsible for maintaining the Custodial Agreement during the Interim Servicing Period. The fees and expenses of the Custodian shall be paid by the Seller.

            The Seller shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution, provided, however, that the Seller shall provide the Custodian with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original reasonably promptly upon receipt and in any case within 180 days of its submission for recordation.

            SECTION 7. Representations,  Warranties and Covenants of the Seller:
                       Remedies for Breach.

            Subsection  7.01.  Representations  and  Warranties  Respecting  the
Seller.

            (a) The Seller represents, warrants and covenants to the Purchaser as of the initial Closing Date and each subsequent Closing Date or as of such date specifically provided herein or in the applicable Assignment and Conveyance that:

            (i) The Seller is duly organized, validly existing and in good standing under the laws of the state of its incorporation and is in compliance with any and all applicable "doing business" and licensing requirements of the laws of each state in which the conduct of its business requires it to do so;

            (ii) The Seller has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally and by principles of equity (whether considered in a proceeding or action in equity or at law);

            (iii) The execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

            (iv) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

            (v) There are no actions or proceedings against, or investigations of, the Seller before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement;

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

            (vii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

            (viii) The information delivered by the Seller to the Purchaser with respect to the Seller's loan loss, foreclosure and delinquency experience for the twelve (12) months immediately preceding the Initial Closing Date on mortgage loans underwritten to the same standards as the Mortgage Loans and covering mortgaged properties similar to the Mortgaged Properties, is true and correct in all material respects; and

            (ix) Neither this Agreement nor any written statement, report or other document prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.


            (b) The Interim Servicer represents, warrants and covenants to the Purchaser as of the initial Closing Date and each subsequent Closing Date or as of such date specifically provided herein or in the applicable Assignment and
Conveyance:

            (i) The Interim Servicer is duly organized, validly existing and in good standing under the laws of the state of Delaware and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement;

            (ii) The Interim Servicer has the full power and authority to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Interim Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Interim Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

            (iii) The execution and delivery of this Agreement by the Interim Servicer and the performance of and compliance with the terms of this Agreement will not violate the Interim Servicer's articles of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Interim Servicer is a party or which may be applicable to the Interim Servicer or its assets;

            (iv) The Interim Servicer is not in violation of, and the execution and delivery of this Agreement by the Interim Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Interim Servicer or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Interim Servicer or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

            (v) With respect to any Mortgage Loan, in the event that the Interim Servicer retains record title, the Interim Servicer shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser as the owner thereof and only for the purpose of servicing and supervising the servicing of each Mortgage Loan;

            (vi) There are no actions or proceedings against, or investigations of, the Interim Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Interim Servicer of its obligations under, or the validity or enforceability of, this Agreement;

            (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Interim Servicer of, or compliance by the Interim Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

            (viii) The information delivered by the Interim Servicer to the Purchaser with respect to the Interim Servicer's loan loss, foreclosure and delinquency experience for the twelve (12) months immediately preceding the Initial Closing Date on mortgage loans underwritten to the same standards as the Mortgage Loans and covering mortgaged properties similar to the Mortgaged Properties, is true and correct in all material respects; and

            (ix) Neither this Agreement nor any written statement, report or other document prepared and furnished or to be prepared and furnished by the Interim Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

            Subsection 7.02. Representations and Warranties Regarding Individual Mortgage Loans.

            The Seller hereby represents and warrants to the Purchaser that, as to each Mortgage Loan, as of the related Closing Date for such Mortgage Loan, the representations and warranties set forth on Exhibit 14 hereto are true and correct.

            Subsection  7.03.   Remedies  for  Breach  of  Representations   and
Warranties.

            It is understood and agreed that the representations and warranties set forth in Subsections 7.01 and 7.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or lack of examination of any Mortgage File. Upon discovery by the Seller, the Interim Servicer or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the others.

            Within 45 days of the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Subsection 7.01(a) and such breach cannot be cured within 45 days of the earlier of either discovery by or notice to the Seller of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Seller at the Repurchase Price. The Seller shall, at the request of the Purchaser and assuming that the Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Qualified Substitute Mortgage Loan or

Loans; provided that such substitution shall be effected not later than 120 days after the related Closing Date. If the Seller has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan(s) pursuant to the foregoing provisions of this Subsection
7.03 shall occur on a date designated by the Purchaser and shall be accomplished
(i) during the Interim Servicing Period by deposit in the Custodial Account of the amount of the Repurchase Price and (ii) following the Interim Servicing Period, by wire transfer of immediately available funds on the repurchase date to an account designated by the Purchaser. Notwithstanding the foregoing, in the event that the Purchaser, in its reasonable discretion, determines that any breach of a representation or warranty is not curable, the Purchaser may by written notice direct the Seller to repurchase such Mortgage Loan within 5 Business Days.

            At the time of repurchase of any deficient Mortgage Loan, the Purchaser shall reassign the repurchased Mortgage Loan to the Seller and direct the Custodian to deliver to the Seller any documents held by the Custodian relating to the repurchased Mortgage Loan and shall represent and warrant to the Seller that the Purchaser has full right to convey the Mortgage Loan to the Seller free of any claims, liens and encumbrances and that the Purchaser has taken no action to impair the value of such Mortgage Loan. In addition, the Purchaser shall use reasonable best efforts to cause the Servicer to represent and warrant that it has serviced such Mortgage Loans in accordance with applicable law and customary servicing procedures. In the event the Repurchase Price is deposited in the Custodial Account, the Seller shall, simultaneously with such deposit, give written notice to the Purchaser that such deposit has taken place. Upon such repurchase, the related Mortgage Loan Schedule shall be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

            As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the Seller shall effect such substitution by delivering to the Purchaser for such Qualified Substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the Assignment of Mortgage and such other documents and agreements as are required by the Custodial Agreement, with the Mortgage Note endorsed as required therein. The Seller shall (i) during the Interim Servicing Period deposit in the Custodial Account the Monthly Payment due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution and (ii) following the Interim Servicing Period, shall remit to the Purchaser by wire transfer of immediately available funds the Monthly Payment due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution will be retained by the Seller. For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan. The Seller shall give written notice to the Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified
Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Subsections 7.01 and 7.02.

            For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). An amount equal to the product of the amount of such shortfall multiplied by the Repurchase Price shall be distributed by the Seller in the month of substitution pursuant to the Servicing Addendum. Accordingly, on the date of such substitution, the Seller will (i) during the Interim Servicing Period deposit in the Custodial Account from its own funds an amount equal to such amount and (ii) following the Interim Servicing Period, remit to the Purchaser from its own funds by wire transfer of immediately available funds an amount equal to such amount.

            In addition to such cure, repurchase and substitution obligation, the Seller shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion of any third party based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in this Section 7. It is understood and agreed that the obligations of the Seller set forth in this Subsection 7.03 to cure or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Subsection 7.03, and the obligations of the Seller as provided in this Agreement including, but not limited to Subsection 13.07, constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

            Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Subsections 7.01 or
7.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with the relevant provisions of this Agreement.

            In the event that the Seller fails to repurchase or substitute for a defective Mortgage Loan pursuant to this Section 7.03, in addition to any other remedies available to the Purchaser hereunder, the Purchaser shall have the right to offset amounts owed with respect thereto from future purchases of Mortgage Loans from the Seller and may apply such amount directly against any Holdback with respect to any Mortgage Loan.

            Subsection 7.04 Repurchase of Certain Mortgage Loans.

            In the event that the first or second contractually due Monthly Payment on any Mortgage Loan is not made within 45 days of the related Due Date for such Monthly Payment, then, the Seller shall, within three (3) Business Days, repurchase such Mortgage Loan at the Repurchase

Price, which shall be accomplished (i) during the Interim Servicing Period by deposit in the Custodial Account of the amount of the Repurchase Price and (ii) following the Interim Servicing Period, by wire transfer of immediately available funds on the repurchase date to an account designated by the Purchaser. In the event that the Seller fails to repurchase any Mortgage Loan pursuant to this Section 7.04, in addition to any other remedies available to the Purchaser hereunder, the Purchaser shall have the right to offset amounts owed with respect thereto from future purchases of Mortgage Loans from the Seller and may apply such amount directly against any Holdback with respect to any Mortgage Loan.

            SECTION 8. Closing; Conditions Precedent. The closing for each Mortgage Loan Package shall take place on the related Closing Date. At the Purchaser's option, the closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

            The closing for the Mortgage Loans to be purchased on each Closing Date shall be subject to each of the following conditions precedent:

            (a) all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

            (b) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in Section 9(b), in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

            (c) the Seller shall have delivered and released to the Custodian all documents required pursuant to the Custodial Agreement;

            (d) the Seller shall have delivered and released to the Purchaser five days (or such shorter mutually agreed upon period) prior to such Closing Date with respect to each Mortgage Loan being purchased, a file that contains Seller's Mortgage Loan number, the outstanding principal balance, interest paid-to-date and delinquency status as of the end of business on the Cut-Off-Date, and such other information reasonably requested by Purchaser;

            (e) the Purchaser's satisfactory completion of a pre-funding due diligence investigation with respect to the Mortgage Loans, including a review of credit and legal files, as set forth in
                  Section 5 and the Seller shall have substituted new mortgage loans with regard to any Mortgage Loans that Purchaser identified as not meeting the Underwriting Guidelines;

            (f) following such purchase, the aggregate amount of Mortgage Loans purchased by Purchaser under this Agreement but not removed pursuant to a Whole Loan Transfer or a Pass-Through Transfer (measured by unpaid principal balance of the date of purchase by Purchaser) shall not exceed the Funding Limit or the Facility Limit;

            (g) following such purchase, the aggregate amount of Mortgage Loans purchased by Purchaser under this Agreement (measured by unpaid principal balance of the date of purchase by Purchaser) shall not exceed the Maximum Purchase Amount;

            (h)   No Event of Default shall exist and be continuing;

            (i) following such purchase, the Applicable Sublimit Percent Limitations of the aggregate amount of Mortgage Loans purchased by Purchaser under this Agreement but not removed pursuant to a Whole Loan Transfer or a Pass-Through Transfer (measured as a percentage of the unpaid principal balance of the date of purchase by Purchaser) will not be exceeded;

            (j) The Purchaser shall have received all fees and expenses due and payable to the Purchaser prior to such Closing Date as to which Purchaser has provided an invoice not less than five (5) Business Days prior to the Closing Date;

            (k) all other terms and conditions of that certain Master Facilities Agreement, dated August 9, 1999 among the Seller, the Purchaser, Greenwich Capital Markets, Inc., ContiMortgage Corporation, ContiSecurities Asset Funding Corp. III, and ContiSecurities Asset Funding Corp. IV; and

            (l) all other terms and conditions of this Agreement shall have been complied with.

            Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the related Closing Date the Initial Purchase Price, plus accrued interest pursuant to Section 4, by wire transfer of immediately available funds to the account designated by the Seller.

            SECTION 9. Closing Documents.

            (a) On or before the Initial Closing Date, the Seller and the Interim Servicer, as applicable, shall submit to the Purchaser fully executed originals of the following documents:

            1.    this Agreement, in four counterparts;

            2. the Custodial Agreement, in six counterparts, in the form attached as Exhibit 6 hereto;

            3.    as Escrow  Account  Letter  Agreement in the form  attached as
                  Exhibit 8 hereto;

            4. an Officer's Certificate, in the form of Exhibit 1 hereto, including all attachments thereto;

            5. an Opinion of Counsel to the Seller and the Interim Servicer, in the form of Exhibit 2 hereto;

            6. an "true sale" opinion from counsel to the Seller, in a form reasonably acceptable to the Purchaser;

            7. an Opinion of Counsel to the Custodian, in a form acceptable to the Purchaser;

            8.    the Underwriting Guidelines;

            9.    the Master Repurchase Agreement, in four counterparts;

            10. the Pledge and Security Agreement, made by the Seller and ContiMortgage Corporation in favor of the Purchaser and Greenwich Capital Markets, Inc., in four counterparts, in form and substance acceptable to the Purchaser;

            11. that certain Master Facilities Agreement, dated August 9, 1999 among the Seller, the Purchaser, Greenwich Capital Markets, Inc., ContiFunding Corporation, ContiSecurities Asset Funding Corp. III, and ContiSecurities Asset Funding Corp. IV;

            12. that certain engagement letter, dated August 9, 1999, among the Seller, ContiMortgage Corporation, ContiSecurities Asset Funding Corp. III, ContiSecurities Asset Funding Corp. IV, Greenwich Capital Markets, Inc. and the Purchaser; and

            13. such other documents as the Purchaser may reasonably request, in form and substance reasonably acceptable to the Purchaser.

            (b) The Closing Documents for the Mortgage Loans to be purchased on each Closing Date (including the initial Closing Date) shall consist of fully executed originals of the following documents:

            1.    the related Confirmation;

            2. the related Mortgage Loan Schedule, one copy to be attached hereto and one copy to be attached to the Custodian's counterpart of the Custodial Agreement, as the Mortgage Loan Schedule thereto;

            3. a Custodian's Trust Receipt and Initial Certification, as required under the Custodial Agreement, in a form acceptable to the Purchaser;

            4.    an  Officer's  Certificate  from  the  Seller,  in the form of
                  Exhibit 1 hereto, including all attachments thereto;

            5. if requested by the Purchaser due to a question arising as to validity, enforceability or compliance with law, an Opinion of Counsel to the Seller and the Interim Servicer, in the form of
                  Exhibit 2 hereto and in the event that the Mortgage Loans to be sold would cause the aggregate outstanding principal balance of Mortgage Loans sold hereunder and secured by
                  Mortgaged Properties from any state to exceed 10% of the aggregate outstanding principal balance of Mortgage Loans sold hereunder, then the Seller shall, upon request by the Purchaser, deliver an opinion of counsel acceptable to the Purchaser in such state, substantially in the form of items number 8, 9 and 10 of Exhibit 2;

            6. if requested by the Purchaser, an Opinion of Counsel to the Custodian, in a form acceptable to the Purchaser;

            7. a Security Release Certification, in the form of Exhibit 3 hereto executed by any Person, as requested by the Purchaser, if any of the Mortgage Loans has at any time been subject to any security interest, pledge or hypothecation for the benefit of such Person;

            8. a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name, if applicable; and

            9.    an Assignment and Conveyance in the form of Exhibit 4 hereto.

            SECTION 10. Costs. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation recording fees, fees for title policy endorsements and continuations, fees for recording Assignments of Mortgage, the fees of the Custodian during the Interim Servicing Period and the Seller's attorney's fees, shall be paid by the Seller. The Seller agrees to pay the legal, due diligence and other costs and expenses incurred in connection with the preparation and negotiation of documentation related to this Agreement (including fees and expenses of Purchaser's counsel).

            SECTION 11. Interim Servicer's Servicing Obligations. The Interim Servicer, as independent interim servicer, shall interim service and administer the Mortgage Loans during the Interim Servicing Period in accordance with the terms and provisions set forth in the Servicing Addendum attached as Exhibit 9, which Servicing Addendum is incorporated herein by reference. The obligations and responsibilities of the Interim Servicer, as interim servicer, shall terminate upon the termination of the Interim Servicing Period unless terminated with respect to all or a portion of the Mortgage Loans on an earlier date at the option of the Purchaser in accordance with the terms of this Agreement.

            The Interim Servicer shall cooperate fully with the Purchaser and any servicer to whom the servicing or master servicing of any Mortgage Loan is to be transferred and shall promptly provide the Purchaser or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Interim Servicer's functions as servicer hereunder and shall within one (1) Business Day of receipt transfer to the Purchaser or such successor servicer, as applicable, all amounts which then have been or should have been deposited in the Custodial Account by the Interim Servicer or which are thereafter received with respect to the Mortgage Loans. A servicing transfer shall be complete when the Purchaser or its designated servicer confirms to the Interim Servicer that it has received all necessary data and documents to perform its primary servicing or master servicing function, as applicable, and all required notices have been mailed by the Interim Servicer. The Purchaser and the Seller contemplate that the servicing transfer with respect to any Mortgage Loan shall be completed within 30 days following the related Closing Date and the Purchaser agrees to cooperate with the Interim Servicer to effect such transfer as promptly as possible.

            SECTION 12. Removal of Mortgage Loans from Inclusion under This Agreement Upon a Whole Loan Transfer or a Pass-Through Transfer.

            (a) The Seller, the Interim Servicer and the Purchaser agree that with respect to the Mortgage Loans purchased by the Purchaser hereunder, the Purchaser shall use its reasonable best efforts to effect either:

            (1)   one or more Whole Loan Transfers; and/or

            (2)   one or more Pass-Through Transfers.

            (b) With respect to each Whole Loan Transfer or Pass-Through Transfer, as the case may be, entered into by the Purchaser, the Seller and the Interim Servicer agrees:

            (1) to cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Purchaser shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information reasonably requested by such purchasers;

            (2)   to  execute  all   agreements   and  documents   necessary  or
                  appropriate in order to effect such Whole Loan Transfer or Pass-Through Transfer provided that each party thereto is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein;

            (3) with respect to any Whole Loan Transfer or Pass-Through Transfer, the Seller and the Interim Servicer shall make the representations and warranties regarding itself and the Seller shall remake the representations and warranties regarding the Mortgage Loans as of the related Closing Date for such Mortgage Loans, modified to the extent necessary to accurately reflect the pool statistics of the Mortgage Loans which are actually subject to such Whole Loan Transfer or Pass-Through Transfer. The Seller acknowledges that the representations and warranties provided pursuant to this Agreement are intended to satisfy the requirements of monoline insurance companies in connection with any Pass-Through Transfers or the requests of any third party purchasers of the Mortgage Loans in connection with any Whole Loan Transfers of the Mortgage Loans and agrees to make any additional representations and warranties (to the extent that the Seller has made such representations and warranties in any prior transaction) as of the related Closing Date for such Mortgage Loan as any such insurer or third party purchaser shall require;

            (4) to deliver to the Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding the Seller and the Interim Servicer, their financial condition and their mortgage loan delinquency, foreclosure and loss experience and any additional information requested by the Purchaser, and to deliver to the Purchaser any similar non public, unaudited financial information, in which case the Purchaser shall bear the cost of having such information audited by certified public accountants if the Purchaser desires such an audit, or as is otherwise reasonably requested by the Purchaser and which the Seller or the Interim Servicer is capable of providing without unreasonable effort or expense, and to indemnify the Purchaser and its affiliates for material misstatements contained in such information;

            (5) to deliver to the Purchaser and to any Person designated by the Purchaser, at the Purchaser's expense, such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Seller or the Interim Servicer pursuant to clause 4 above as shall be reasonably requested by the Purchaser;

            (6) to deliver to the Purchaser, and to any Person designated by the Purchaser, such legal documents and in-house Opinions of Counsel as are customarily delivered by originators or servicers, as the case may be, and reasonably determined by the Purchaser to be necessary in connection with Whole Loan Transfers or Pass-Through Transfers, as the case may be, such in-house Opinions of Counsel for a Pass-Through Transfer to be in the form reasonably acceptable to the Purchaser; and

            (7) if requested by the Purchaser, to negotiate and execute one or more subservicing agreements between the Seller and any master servicer which is generally considered to be a prudent master servicer in the secondary mortgage market, designated by the Purchaser in its sole discretion after consultation with the Seller and/or one or more custodial and servicing agreements among the Purchaser, the Seller and a third party custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market designated by the Purchaser in its sole discretion after consultation with the Seller, in either case for the purpose of pooling the Mortgage Loans with other Mortgage Loans for resale or securitization. The subservicing fee rate payable to the Seller in connection with any such subservicing agreement shall be equal to 0.50% per annum minus the applicable fee payable to the master servicer in the related Pass-Through Transfer. The Interim Servicer may decline to act as subservicer in any transaction if it deems the subservicing fee payable in connection therewith to be uneconomical and it provides reasonable prior notice to the Purchaser of such determination. In addition, the Interim Servicer may request that it be the subservicer pursuant to any Pass-Through
                  Transfer, provided that such request is accompanied by a written commitment from a monoline insurance company and any related rating agencies permitting the Interim Servicer to act as subservicer in a securitization which would include mortgage loans of a type similar to the Mortgage Loans.

            With respect to each Whole Loan Transfer or Pass-Through Transfer, as the case may be, entered into by the Purchaser, the Purchaser shall, to the extent that the Purchaser, in its sole discretion, deems necessary to maximize value on the related Mortgage Loans, (a) directly restate the representations and warranties with respect to such Mortgage Loans or (b) agree to repurchase any Mortgage Loan which the Seller fails to repurchase due to the breach of a representation or warranty by the Seller. In no event shall such restatement or backup by the Purchaser be deemed to relieve the Seller of its obligation to restate representations and warranties under this Section 12 or to repurchase any Mortgage Loan as a result of a breach of a representation and warranty. In addition, in no event shall the Purchaser make any representation or warranty, or have any other responsibility hereunder, with respect to any Carve-out Mortgage Loan.

            SECTION 13. The Seller and the Interim Servicer.

            Subsection 13.01. Additional Indemnification by the Seller and the Interim Servicer.

            In addition to the indemnification provided in Subsection 7.03, the Seller and the Interim Servicer, shall jointly and severally indemnify the Purchaser and hold the Purchaser harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Seller or the Interim Servicer, to perform its obligations under this Agreement including but not limited to the Interim Servicer's obligation to service and administer the Mortgage Loans in compliance with the terms of this Agreement.

            Subsection 13.02. Merger or Consolidation of the Seller and Interim Servicer.

            The Seller and the Interim Servicer shall each keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans, and to enable the Seller or Interim Servicer to perform its duties under this Agreement.

            Any Person into which the Seller or the Interim Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Interim Servicer shall be a party, or any Person succeeding to the business of the Seller or the Interim Servicer, shall be the successor of such party hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be the Seller or the Interim Servicer, as applicable, or an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans and, if applicable, shall satisfy any requirements of Section 16 with respect to the qualifications of a successor to the Interim Servicer.

            Subsection 13.03. Limitation on Liability of the Interim Servicer and Others.

            Neither the Interim Servicer nor any of the officers, employees or agents of the Interim Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith in connection with the servicing of the Mortgage Loans pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Interim Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Interim Servicer and any officer, employee or agent of the Interim Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Interim Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its obligation to sell or duty to service the Mortgage Loans in accordance with this Agreement and which in its opinion may result in its incurring any expenses or liability; provided, however, that the Interim Servicer may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser shall be liable, the Interim Servicer shall be entitled to reimbursement therefor from the Purchaser upon written demand except when such expenses, costs and liabilities are subject to the Interim Servicer's indemnification under Subsections 7.03 or 13.01.

            Subsection 13.04. Interim Servicer Not to Resign.

            The Interim Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Interim Servicer and the Purchaser or upon the determination that its servicing duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Interim Servicer in which event the Interim Servicer may resign as interim servicer. Any such determination permitting the resignation of the Interim Servicer as interim servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Interim Servicer 's responsibilities and obligations hereunder in the manner provided in Section 16.

            Subsection 13.05. No Transfer of Servicing.

            With respect to the retention of the Interim Servicer to service the Mortgage Loans during the Interim Servicing Period, the Interim Servicer acknowledges that the Purchaser has acted in reliance upon the Interim Servicer 's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section, the Interim Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser, which consent will not be unreasonably withheld.

            Subsection 13.06. Joint and Several Liability.

            The Seller and the Interim Servicer are jointly and severally liable for all representations, warranties, covenants, indemnities and obligations (including repurchase obligations) of the Seller or the Interim Servicer under this Agreement. Purchaser may deal exclusively with the Seller or the Interim Servicer in connection with any claims for repurchase and/or indemnification pursuant to the terms of this Agreement.

            Subsection 13.07. Right of Set-off.

            In addition to its rights hereunder, in the event that the Seller fails to repurchase a Mortgage Loan pursuant to Subsection 7.03 or Subsection 7.04, or either the Seller or the Interim Servicer fails to indemnify the Purchaser pursuant to Subsection 7.03 or Subsection 13.01 of this Agreement, or upon the occurrence of any Event of Default, the Purchaser shall have the right, without prior notice to the Seller, any such notice being expressly waived by the Seller to the extent permitted by applicable law, to proceed against any of the Seller's or the Interim Servicers' assets (including without limitation any right to any Initial Purchase Price, Holdback, Deferred Purchase Price, Purchase Price Adjustment, or Interim Servicing Fee and any collateral held pursuant to any warehouse, repurchase or other financing facility) which may be in the possession of the Purchaser, any of the Purchaser's affiliates or its designee (including the Custodian), including the right to set-off such amounts against monies owed by the Seller or the Interim Servicer to the Purchaser pursuant to this Agreement, without prejudice to the Purchaser's right to recover any deficiency. Notwithstanding the foregoing, the Purchaser agrees to provide prior notice of a set-off against the Initial Purchase Price of any Mortgage Loans to be delivered to the Purchaser following the Purchaser's decision to effect such set-off.

            SECTION 14. DEFAULT.

            Subsection 14.01. Events of Default.

            In case one or more of the following Events of Default by the Seller or the Interim Servicer shall occur and be continuing, that is to say:

            (i) failure on the part of the Seller duly to observe or perform any material covenants or agreements on its part set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of three Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser or by the Custodian; or

            (ii) an Act of Insolvency occurs with respect to the Seller or the Interim Servicer;

            (iii) The Seller or the Interim Servicer shall admit its inability to, or its intention not to, perform any of its obligations hereunder;

            (iv) any governmental, regulatory, or self-regulatory authority takes any action to remove, limit, restrict, suspend or terminate the rights, privileges, or operations of the Seller or any of its Material Subsidiaries, including suspension as an issuer, lender or seller/servicer of related types of assets, which suspension materially adversely affects the value of the Mortgage Loans or Purchaser's interest in the Mortgage Loans;

            (v) The Seller or the Interim Servicer dissolves, merges or consolidates with another entity unless it is the surviving party, or sells, transfers, or otherwise disposes of a material portion of its business or assets, without the Purchaser's prior written consent;

            (vi) The Purchaser, in its good faith judgment, believes that a Material Adverse Effect has occurred;

            (vii) An Interim Servicer Termination Event has occurred and a successor servicer has not assumed the responsibilities of the Interim Servicer hereunder within two weeks of such occurrence; or

            (viii) the Interim Servicer knowingly and willfully fails to deposit any amount required to be deposited in the Custodial Account at the time required under this Agreement, or the Interim Servicer fails to deposit any amount required to be deposited in the Custodial Account within two (2) Business Days of notice by the Purchaser of its failure to deposit such amount (and which initial failure was not knowing and willful) or the Interim Servicer is determined to have failed to deposit any amount required to be deposited in the Custodial Account for a second time (whether or not knowing and willful); or

            (ix) the Interim Servicer attempts to assign its right to servicing compensation hereunder; or

            (x) any Change in Control of the Seller or any Material Subsidiary shall have occurred without the prior consent of the Purchaser which consent with respect to any Change of Control of a Material Subsidiary shall not be unreasonably withheld; or

            (xi) The occurrence and continuance of a material "event of default" or of an "event of termination" on the part of Seller or the Interim Servicer under any agreement between the Seller or the Interim Servicer (or an affiliate thereof) on the one hand, and the Purchaser (or an affiliate thereof) on the other hand, which has not been waived by the Purchaser (or its affiliate), provided that such event of default or event of termination does not arise solely as a result of a default under an agreement to which the Seller or the Interim Servicer (or its affiliate) is not a party; or

            (xii) The Seller's failure to repurchase any Mortgage Loan or indemnify the Purchaser as required under this Agreement which continues unremedied for a period of two (2) Business Days following notice to the Seller;

then, and in each and every such case, following such Event of Default, the Purchaser, by notice in writing to the Seller and the Interim Servicer may, in addition to whatever rights the Purchaser may have at law or equity (or as otherwise set forth in this Agreement) to damages, including injunctive relief and specific performance, (a) terminate all the rights and obligations of the Interim Servicer as interim servicer under this Agreement, and (b) terminate Purchaser's commitment to purchase any further Mortgage Loans pursuant to this Agreement. On or after the receipt by the Interim Servicer of such written notice, all authority and power of the Interim Servicer to interim service the Mortgage Loans under this Agreement shall on the date set forth in such notice pass to and be vested in the successor appointed pursuant to Section 16.

            Subsection 14.02. Waiver of Defaults.

            The Purchaser may waive any default by the Seller or the Interim Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

            SECTION 15. Termination. The respective obligations and responsibilities of the Interim Servicer , as interim servicer, shall terminate at the expiration of the Interim Servicing Period unless terminated on an earlier date at the option of the Purchaser or pursuant to Section 14. Upon written request from the Purchaser in connection with any such termination, the Seller or the Interim Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Seller's sole expense. The Interim Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Interim Servicer's responsibilities and rights hereunder as interim servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Interim Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

            SECTION 16. Successor to the Interim Servicer. Prior to termination of the Interim Servicer's responsibilities and duties under this Agreement pursuant to Section 12, 14 or 15, the Purchaser shall (i) succeed to and assume all of the Interim Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Interim Servicer as interim servicer under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Interim Servicer's duties, responsibilities and liabilities as interim servicer under this Agreement should be terminated pursuant to the aforementioned Sections, the Interim Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of the Purchaser or such successor. The termination of the Interim Servicer as interim servicer pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section 16 and shall in no event relieve the Seller or the Interim Servicer of the representations and warranties made pursuant to Subsections 7.01 and

7.02 and the remedies available to the Purchaser under Subsection 7.03 or 7.04, it being understood and agreed that the provisions of such Subsections 7.01,
7.02 and 7.03 and 7.04 shall be applicable to the Seller and the Interim Servicer notwithstanding any such resignation or termination of the Interim Servicer, or the termination of this Agreement.

            Any successor appointed as provided herein shall execute, acknowledge and deliver to the Interim Servicer and to the Purchaser an instrument accepting such appointment, whereupon following a completion of the servicing transfer (as contemplated in Section 11 hereof) such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Interim Servicer, with like effect as if originally named as a party to this Agreement and the Custodial Agreement provided, however, that such successor shall not assume, and Interim Servicer shall indemnify such successor for, any and all liabilities arising out of the Interim Servicer's acts as servicer. Any termination of the Interim Servicer as servicer pursuant to Section 12, 14 or 15 shall not affect any claims that the Purchaser may have against the Interim Servicer arising prior to any such termination or resignation or remedies with respect to such claims.

            The Interim Servicer shall timely deliver to the successor the funds in the Custodial Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Interim Servicer shall account for all funds. The Interim Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Interim Servicer as servicer. The successor shall make arrangements as it may deem appropriate to reimburse the Interim Servicer for amounts the Interim Servicer actually expended as servicer pursuant to this Agreement which the successor is entitled to retain hereunder and which would otherwise have been recovered by the Interim Servicer pursuant to this Agreement but for the appointment of the successor servicer.

            SECTION 17. Financial Statements. The Seller understands that in connection with the Purchaser's marketing of the Mortgage Loans, the Purchaser may make available to prospective purchasers the Seller's and the Interim Servicer's financial statements for the most recently completed three fiscal years respecting which such statements are available. The Seller and the Interim Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by the Seller or the Interim Servicer (and are available upon request to members or stockholders of the Seller or the public at large). The Seller and the Interim Servicer, if it has not already done so, agrees to furnish promptly to the Purchaser copies of the statements specified above. The Interim Servicer also shall make available information on its servicing performance with respect to mortgage loans serviced for others, including delinquency ratios.

            The Seller and the Interim Servicer also agrees to allow access at reasonable times, and upon reasonable notice, to knowledgeable financial, accounting, origination and servicing officers of the Interim Servicer or Seller, as applicable, for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Seller or the Interim Servicer, its loan origination or servicing practices, as applicable, or the financial statements of the Seller or the Interim Servicer.

            SECTION 18. Mandatory Delivery: Grant of Security Interest. The sale and delivery of each Mortgage Loan on or before the related Closing Date is mandatory from and after the date of the execution of the related Confirmation, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Seller's failure to deliver each of the related
Mortgage Loans or one or more Mortgage Loans otherwise acceptable to the Purchaser on or before the related Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser subject to the Purchaser's (i) right to reject any Mortgage Loan under the terms of this Agreement and the related Confirmation, and (ii) obligation to pay the related Initial Purchase Price for the Mortgage Loans. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

            SECTION 19. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

            (i)   if to the Purchaser:

                  Greenwich Capital Financial Products, Inc.
                  600 Steamboat Road
                  Greenwich, Connecticut  06830

                  Attn:  John C. Anderson

                  with a copy to:

                  Greenwich Capital Financial Products, Inc.
                  600 Steamboat Road
                  Greenwich, Connecticut  06830

                  Attn:  General Counsel

            (ii)  if to the Seller or the Interim Servicer:

                  c/o ContiFinancial Corporation
                  277 Park Avenue

                  New York, New York  10172

                  Attn:   Chief Counsel

                  With a copy to:

                  ContiMortgage Corporation
                  One ContiPark
                  338 South Warminster Road
                  Hatboro, Pennsylvania 19040

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

            SECTION 20. Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

            SECTION 21. Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

            SECTION 22. Governing Law. THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

            SECTION 23. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

            SECTION 24. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Interim Servicer and the Purchaser and the respective successors and assigns of the Seller, the Interim Servicer and the Purchaser. The Purchaser may assign this Agreement (except the Purchaser's obligation to purchase Mortgage Loans, which may only be assigned as set forth below) to any Person to whom any Mortgage Loan is transferred whether pursuant to a sale or financing and to any Person to whom the servicing or master servicing of any Mortgage Loan is sold or transferred. Upon any such assignment, the Person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement to the extent of the related Mortgage Loan or Mortgage Loans and this Agreement, to the extent of the related Mortgage Loan or Loans, shall be deemed to be a separate and distinct Agreement among the Seller, the Interim Servicer and such Purchaser, and a separate and distinct Agreement between the Seller, the Interim Servicer and each other Purchaser to the extent of the other related Mortgage Loan or Loans. In the event that this Agreement is assigned to any Person to whom the servicing or master servicing of any Mortgage Loan is sold or transferred, the rights and benefits under this agreement which inure to the Purchaser shall inure to the benefit of both the Person to whom such Mortgage Loan is transferred and the Person to whom the servicing or master servicing of the Mortgage Loan has been transferred; provided that, the right to require a Mortgage Loan to be repurchased by the Seller pursuant to Subsection 7.03 or
7.04 shall be retained solely by the Purchaser. The obligation of the Purchaser to purchase Mortgage Loans under this Agreement shall not be assigned by the Purchaser to a third party without the consent of the Seller; provided, however, that Seller's consent shall not be required in the case where the assignee of Purchaser's obligation to purchase Mortgage Loans under this Agreement is an affiliate of Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller or the Interim Servicer to a third party without the consent of the Purchaser.

            SECTION 25. Waivers. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            SECTION 26. Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

            SECTION 27. Nonsolicitation. The Seller and the Interim Servicer covenants and agrees that it shall not take any action to solicit the refinancing of any Mortgage Loan following the date hereof or provide information to any other entity to solicit the refinancing of any Mortgage Loan; provided that, the foregoing shall not preclude the Seller or the Interim
Servicer from engaging in solicitations to the general public by newspaper, radio, television or other media which are not directed toward the Mortgagors or from refinancing the Mortgage Loan of any Mortgagor who, without solicitation, contacts the Seller or the Interim Servicer to request the refinancing of the related Mortgage Loan.

            SECTION 28. General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

            (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

            (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other Subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

            (d) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

            (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

            (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

            SECTION 29. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

            SECTION 30. Further Agreements. The Seller, the Interim Servicer and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

            IN WITNESS WHEREOF, the Seller, the Interim Servicer and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                     CONTIFINANCIAL CORPORATION
                                         (Seller)


                                     By: /s/ Alan Fishman
                                        ----------------------------
                                     Name: Alan Fishman
                                          --------------------------
                                     Title: President & CEO
                                           -------------------------


                                     By: /s/ Frank W. Baier
                                        ----------------------------
                                     Name: Frank W. Baier
                                          --------------------------
                                     Title: SVP & CEO
                                           -------------------------



                                     CONTIMORTGAGE CORPORATION
                                        (Interim Servicer)

                                     By: /s/ Robert J. Babjak
                                        ----------------------------
                                     Name: Robert J. Babjak
                                          --------------------------
                                     Title: Executive Vice President
                                           -------------------------


                                     By: /s/ Margaret M. Curry
                                        ----------------------------
                                     Name: Margaret M. Curry
                                          --------------------------
                                     Title: Senior Vice President
                                           -------------------------


                                     GREENWICH CAPITAL FINANCIAL PRODUCTS,
                                     INC.
                                        (Purchaser)


                                     By: /s/ John C. Anderson
                                        ----------------------------
                                     Name: John C. Anderson
                                          --------------------------
                                     Title: Senior Vice President
                                           -------------------------

                                     By:
                                        ----------------------------
                                     Name:
                                          --------------------------
                                     Title:
                                           -------------------------

                                    EXHIBIT 1

                              OFFICER'S CERTIFICATE


            I, ________________________, hereby certify that I am the duly elected ______________ of [SELLER OR INTERIM SERVICER], a ________________ (the "Seller"), and further certify, on behalf of the Seller as follows:

            1. Attached hereto as Attachment I are a true and correct copy of the Certificate of Incorporation and by-laws of the Seller as are in full force and effect on the date hereof.

            2. Each person who, as an officer or attorney-in-fact of the Seller, signed (a) the Master Mortgage Loan Purchase Facility (the "Purchase Agreement"), dated as of _____ 1, 1999, by and among ContiFinancial Corporation and ContiMortgage Corporation and Greenwich Capital Financial Products, Inc. (the "Purchaser"); (b) the Confirmation, dated _____________ 1999, between the Seller and the Purchaser (the "Confirmation"); (c) the Custodial Agreement, dated as of ____ 1, 1999, among the Purchaser, ContiFinancial Corporation and ContiMortgage Corporation and Manufacturers and Traders Trust Company (the "Custodial Agreement"); and (d) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Purchase Agreement and the Confirmation was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

            3. Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Seller on ________________, 1999 (the "Resolutions") with respect to the authorization and approval of the sale and servicing of the Mortgage Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

            4. Attached hereto as Attachment III is a Certificate of Good Standing of the Seller dated ______________, 1999. No event has occurred since ___________________, 1999 which has affected the good standing of the Seller under the laws of the State of ___________.

            5. All of the representations and warranties of the Seller contained in Subsections 7.01 and 7.02 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.


                                  Exhibit 1-1

            6. The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the related Closing Date pursuant to the Purchase Agreement and the related Confirmation.

            All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated:___________


                                    [SELLER OR INTERIM SERVICER]
                                    (Seller)


                                     By: ___________________________
                                     Name:__________________________
                                     Title:



            I, _______________________, Secretary of the Seller, hereby certify that _________________________ is the duly elected, qualified and acting of the Seller and that the signature appearing above is his genuine signature.

            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:__________

         [Seal]


                                    [SELLER OR INTERIM SERVICER]
                                    (Seller)


                                    By:__________________________
                                    Name:________________________
                                    Title:   [Assistant] Secretary


                                  Exhibit 1-2

                                    EXHIBIT 2

      [FORM OF OPINION OF COUNSEL TO THE SELLER AND THE INTERIM SERVICER]


                         ------------------------------
                                     (Date)



Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut  06830

                     Re: Master Mortgage Loan Purchase Facility, dated as
                         of ______ 1, 1999

Gentlemen:

            I have acted as counsel to ContiFinancial Corporation (the "Seller"), and ___________ ContiMortgage Corporation, a __________ (the "Interim Servicer"), in connection with the sale of certain mortgage loans by the Seller to Greenwich Capital Financial Products, Inc. (the "Purchaser") pursuant to (i) a Master Mortgage Loan Purchase Facility, dated as of ______ 1, 1999, among the Seller, the Interim Servicer and the Purchaser (the "Purchase Agreement"), the Custodial Agreement, dated as of ________ 1, 1999, among the Seller, the Purchaser, and _________________ (the "Custodial Agreement") [and the Confirmation, dated __________, 1999, between the Seller and the Purchaser (the "Confirmation")]. Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

            In connection with rendering this opinion letter, I, or attorneys working under my direction, have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

            A.    The Purchase Agreement;
            B.    [The Confirmation;]
            C.    The Custodial Agreement;
            D. The Seller's and Interim Servicer's Certificate of Incorporation and by-laws, as amended to date; and
            E. Resolutions adopted by the Board of Directors of the Seller with specific reference to actions relating to the transactions covered by this opinion (the "Board Resolutions").

            For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other


                                  Exhibit 2-1
representatives of the Seller and the Interim Servicer, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

            On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

            1. The Seller and the Interim Servicer has been duly incorporated and is validly existing and in good standing under the laws of the State of _______ with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Interim Servicer has the corporate power and authority to service the Mortgage Loans, and the Seller and the Interim Servicer has the corporate power and authority to execute, deliver, and perform its obligations under the Purchase Agreement, the Custodial Agreement [and the Confirmation] (sometimes collectively, the "Agreements").

            2.  The  Purchase  Agreement,   the  Custodial  Agreement  [and  the
Confirmation] have been duly and validly authorized, executed and delivered by the Seller and the Interim Servicer.

            3. The Purchase Agreement, the Custodial Agreement [and the Confirmation] constitute valid, legal and binding obligations of the Seller and the Interim Servicer, enforceable against the Seller and the Interim Servicer in accordance with their respective terms.

            4. No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by Seller or the Interim Servicer of the Purchase Agreement, the Custodial Agreement [and the Confirmation], or the consummation of the transactions contemplated by the Purchase Agreement, the Custodial Agreement [and the Confirmation], except for those consents, approvals, authorizations or orders which previously have been obtained.

            5. Neither the servicing of the Mortgage Loans by the Interim Servicer as provided in the Purchase Agreement [and the Confirmation,] nor the fulfillment of the terms of or the consummation of any other transactions contemplated in the Purchase Agreement, the Custodial Agreement [and the Confirmation] will result in a breach of any term or provision of the certificate of incorporation or by-laws of the Seller or the Interim Servicer, or, to the best of my knowledge, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any material indenture or other material agreement or instrument known to me to which the Seller or the Interim Servicer is a party or by which it is bound, (ii) any State of _______ or federal statute or regulation applicable to the Seller or the Interim Servicer, or (iii) any order of any State of _______ or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller or the Interim Servicer, except in any such case where the default, breach


                                  Exhibit 2-2
or violation would not have a material adverse effect on the Seller or the Interim Servicer or their ability to perform their respective obligations under the Purchase Agreement and the Custodial Agreement.

            6. To the best of my knowledge there is no action, suit, proceeding or investigation pending or threatened against the Seller or the Interim Servicer which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Purchase Agreement or the Custodial Agreement or which would be likely to impair materially the ability of the Seller or the Interim Servicer to perform under the terms of the Purchase Agreement or the Custodial Agreement.

            7. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Purchase Agreement is sufficient fully to transfer to the Purchaser all right, title and interest of the Seller thereto as noteholder and mortgagee.

            8. The Assignments of Mortgage are in recordable form and upon completion will be acceptable for recording under the laws of the State of _______. When endorsed, as provided in the Custodial Agreement, the Mortgage Notes will be duly endorsed under _______ law.

            9. Assuming that all other elements necessary to render a Mortgage Loan legal, valid, binding and enforceable were present in connection with the execution, delivery and performance of each Mortgage Loan (including completion of the entire Mortgage Loan fully, accurately and in compliance with all applicable laws, rules and regulations) and assuming further that no action was taken in connection with the execution, delivery and performance of each Mortgage Loan (including in connection with the sale of the related Mortgaged Property) that would give rise to a defense to the legality, validity, binding effect and enforceability of such Mortgage Loan, nothing in the forms of such Mortgage Loans, as attached hereto as Exhibit A, would render such Mortgage Loans other than legal, valid, binding and enforceable.

            10. Assuming their validity, binding effect and enforceability in all other respects (including completion of the entire Mortgage Loan fully, accurately and in compliance with all applicable laws, rules and regulations), the forms of Mortgage Loans attached hereto as Exhibit A are in sufficient compliance with ________ law and Federal consumer protection laws so as not to be rendered void or voidable at the election of the Mortgagor thereunder.

            The  opinions   above  are  subject  to  the  following   additional
assumptions, exceptions, qualifications and limitations:

            A. I have assumed that all parties to the Agreements other than the Seller and the Interim Servicer have all requisite power and authority to execute, deliver and perform their respective obligations under each of the Agreements, and that the Agreements have been duly authorized by all necessary corporate action on the part of such parties, have been executed and delivered by such parties and constitute the legal, valid and binding obligations of such parties.


                                  Exhibit 2-4

            B. My opinion expressed in paragraphs 3 and 7 above is subject to the qualifications that (i) the enforceability of the Agreements may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Agreements and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to, limit or affect the enforcement of creditors' rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of (a) provisions for indemnification in the Agreements to the extent such provisions may be held to be unenforceable as contrary to public policy or (b) Section 18 of the Purchase Agreement.

            C. I have assumed, without independent check or certification, that there are no agreements or understandings among the Seller, the Interim Servicer, the Purchaser and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

            I am admitted to practice in the State of _______, and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of _______ and the Federal laws of the United States of America.

Very truly yours,


                                  Exhibit 2-2

                                    EXHIBIT 3

                         SECURITY RELEASE CERTIFICATION

            I. Release of Security Interest

            ___________________________, hereby relinquishes any and all right, title and interest it may have in and to the Mortgage Loans described in Exhibit A attached hereto upon purchase thereof by Greenwich Capital Financial Products, Inc. from the Seller named below pursuant to that certain Master Mortgage Loan Purchase Facility, dated as of _______ 1, 1999, as of the date and time of receipt by ______________________________ of $__________ for such Mortgage Loans
(the "Date and Time of Sale"), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Seller named below or its designees as of the Date and Time of Sale.

Name and Address of Financial Institution



         (Name)



         (Address)


By:________________________


                                  Exhibit 3-1

                          II. Certification of Release

            The Seller named below hereby certifies to Greenwich Capital Financial Products, Inc. that, as of the Date and Time of Sale of the above mentioned Mortgage Loans to Greenwich Capital Financial Products, Inc., the security interests in the Mortgage Loans released by the above named corporation comprise all security interests relating to or affecting any and all such Mortgage Loans. The Seller warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

                                       ________________________________________
                                       Seller


                                       By: ____________________________________
                                       Name:___________________________________
                                       Title:__________________________________


                                       By: ____________________________________
                                       Name:___________________________________
                                       Title:__________________________________


                                  Exhibit 3-2

                                    EXHIBIT 4

                            ASSIGNMENT AND CONVEYANCE


            On this _______ day of ________, 1999, CONTIFINANCIAL CORPORATION ("Seller") as the Seller under that certain Master Mortgage Loan Purchase Facility, dated as of August 9, 1999 (the "Agreement") does hereby sell, transfer, assign, set over and convey to Greenwich Capital Financial Products, Inc. as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Subsection 6.03 of the Agreement, the Seller has delivered to the Custodian the documents for each Mortgage Loan to be purchased as set forth in the Custodial Agreement. The contents of each related Servicing File required to be retained by the Interim Servicer to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by the Interim Servicer for the benefit of the Purchaser as the owner thereof. The Interim Servicer's possession of any portion of each such Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by the Seller or the Interim Servicer shall be in a custodial capacity only. The ownership of each of the Mortgage Loan Documents and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller or the Interim Servicer shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller or the Interim Servicer at the will of the Purchaser in such custodial capacity only.

            The Seller confirms to the Purchaser that the representation and warranties set forth in Subsections 7.01 and 7.02 of the Agreement are true and correct as of the date hereof, and that all statements made in the Seller's Officer's Certificates and all Attachments thereto remain complete, true and correct in all respects as of the date hereof, and makes the following additional representations and warranties to the Purchaser, which additional representations and warranties are hereby incorporated into Subsection 7.02 of the Agreement:

            (1) When measured by aggregate Stated Principal Balance as of the Cut-off Date, (i) no less than ______________ percent (__%) of the Mortgage Loans are secured by detached one-family dwellings or detached one-family dwellings in planned unit developments, (ii) no more than ____________ percent (__%) of the Mortgage Loans are secured by attached one-family dwellings in a planned unit development, (iii) no more than ______ percent (__%) of the Mortgage Loans are secured by individual condominium units, and (iv) no more than _____ percent (__%) of the Mortgage Loans are secured by detached two-to-four family dwellings;


                                  Exhibit 4-1

            (2) When measured by aggregate Stated Principal Balance as of the Cut-off Date, no more than ______ percent (--%) of the Mortgage Loans had Loan-to-Value Ratio at origination in excess of %, and the weighted average Loan-to-Value Ratio for all Mortgage Loans at origination did not exceed __%;

            (3) With respect to all of the Mortgage Loans, at the time that the Mortgage Loan was made, the Mortgagor represented that the Mortgagor would occupy the Mortgaged Property as Mortgagor's primary residence;

            (4) No Mortgage Loan had a principal balance at origination in excess of $______ and the average principal balance of the Mortgage Loans on the Cut-off Date was not in excess of $______. When measured by the aggregate Stated Principal Balance as of the Cut-off Date, no more than __% of the Mortgage Loans had a principal balance at origination in excess of $_________;

            (5) Each Mortgage Loan has a Mortgage Interest Rate of at least ______%. The Mortgage Loans have a weighted average Mortgage Interest Rate of ______% as of the Cut-off Date and the Adjustable Rate Mortgage Loans have a weighted average margin of _____% as of the Cut-off Date;

            (6) When measured by aggregate Closing Date Principal Balance as of the Cut-off Date, no more than five percent (5%) of the Mortgage Loans are secured by Mortgaged Properties located in the same United States postal zip code.


                                  Exhibit 4-2

            Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

                                       CONTIFINANCIAL CORPORATION
                                       (Seller)


                                       By: ____________________________________
                                       Name:___________________________________
                                       Title:__________________________________


                                       By: ____________________________________
                                       Name:___________________________________
                                       Title:__________________________________


                                       CONTIMORTGAGE CORPORATION
                                       (Interim Servicer)


                                       By: ____________________________________
                                       Name:___________________________________
                                       Title:__________________________________


                                       By: ____________________________________
                                       Name:___________________________________
                                       Title:__________________________________


                                  Exhibit 4-3

                                    EXHIBIT 5

                         CONTENTS OF EACH MORTGAGE FILE

            With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and which shall be retained by the Interim Servicer or delivered to the Custodian:

            1.    Mortgage Loan Documents.

            2.    Residential loan application.

            3.    Mortgage Loan closing statement.

            4.    Verification of employment and income.

            5. Verification of acceptable evidence of source and amount of downpayment.

            6.    Credit report on Mortgagor.

            7.    Residential appraisal report.

            8.    Photograph of the Mortgaged Property.

            9. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

            10. All required disclosure statements and statement of Mortgagor confirming receipt thereof.

            11. If available, termite report, structural engineer's report, water potability and septic certification.

            12.   Sales Contract, if applicable.

            13.   Hazard   insurance   policy  in  effect  as  of  the  date  of
                  origination of the Mortgage Loan.

            14. Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage


                                  Exhibit 5-1
                  loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

            15.   Amortization schedule, if available.

            16. Payment history for Mortgage Loans that have been closed for more than 90 days.

            17. Recent drive-by appraisal for Mortgage loans with original principal balance greater than $250,000 (greater than $300,000 for California Mortgage Loans).

            18. With respect to each Mortgage Loan which is subject to the provisions of HOEPA, a copy of a notice to each entity which was a purchaser or assignee of the Mortgage Loan satisfying the provisions of HOEPA and the regulations issued thereunder to the effect that the Mortgage Loan is subject to special truth-in-lending rules.

                                  Exhibit 5-2

                                    EXHIBIT 6

                               CUSTODIAL AGREEMENT


                                  Exhibit 6-1

                                    EXHIBIT 7

                                   [RESERVED]


                                  Exhibit 7-2

                                    EXHIBIT 8

                         ESCROW ACCOUNT LETTER AGREEMENT


                                                                    ______, 1999

To: _____________________


      (the "Depository")

            As Interim Servicer under the Master Mortgage Loan Purchase Facility, dated as of ______ 1, 1999, we hereby authorize and request you to establish an account, as an Escrow Account, to be designated as "CONTIMORTGAGE CORPORATION in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Interim Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                         CONTIMORTGAGE CORPORATION
                                                     (Interim Servicer)

                                       By: ____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       Date:__________________________________



                                       By: ____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       Date:__________________________________


                                   Exhibit 8-1

                  The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").

                                       _________________________________________
                                                        Depository

                                       By: ____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       Date:__________________________________


                                  Exhibit 8-2

                                    EXHIBIT 9

                               SERVICING ADDENDUM

            Subsection 11.01 Interim Servicer.

            The Interim Servicer, as independent contract servicer, shall interim service and administer the Mortgage Loans in accordance with this Agreement during the Interim Servicing Period and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such interim servicing and administration which the Interim Servicer may deem necessary or desirable and consistent with the terms of this Agreement.

            Consistent with the terms of this Agreement, the Interim Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Interim Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, that unless the Interim Servicer has obtained the prior written consent of the Purchaser, the Interim Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment thereof or of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), make additional advances of additional principal or extend the final maturity date on such Mortgage Loan. Without limiting the generality of the foregoing, the Interim Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself, and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. If reasonably required by the Interim Servicer, the Purchaser shall furnish the Interim Servicer with any powers of attorney at the Purchaser's option and other documents necessary or appropriate to enable the Interim Servicer to carry out its interim servicing and administrative duties under this Agreement.

            In interim servicing and administering the Mortgage Loans, the Interim Servicer shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account and mortgage loans which are securitized by Purchaser in a rated transaction, giving due consideration to accepted mortgage servicing practices of prudent lending institutions (such practices, "Accepted Servicing Practices"). If Interim Servicer elects to utilize a subservicer to perform any or all of Interim Servicer's duties hereunder, Interim Servicer shall remain liable as though such duties were performed directly by Interim Servicer and Interim Servicer shall be responsible for the payment of any and all fees of any such subservicer.

            Subsection 11.02 Collection of Mortgage Loan Payments.

            Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Interim Servicer shall proceed diligently to collect all payments due under each


                                  Exhibit 9-1

Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Interim Servicer shall take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

            Subsection 11.03 Realization Upon Defaulted Mortgage Loans.

            (a) The Interim Servicer shall use its best efforts, consistent with the procedures that the Interim Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Subsection 11.01. The Interim Servicer shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Interim Servicer shall not be required to expend its own funds toward the restoration of such property in excess of $2,000 unless it consults with the Purchaser with respect to a course of action to be taken and determines in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Interim Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Subsection 11.05. In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Interim Servicer shall take such action as it shall deem to be in the best interest of the Purchaser. In the event that any payment due under any Mortgage Loan remains delinquent for a period of ninety
(90) days or more, the Interim Servicer shall notify the Purchaser and receive instruction as to whether to commence foreclosure proceedings in accordance with Accepted Servicing Practices. The Interim Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Subsection 11.05.

            (b) Notwithstanding the foregoing provisions of this Subsection 11.03, with respect to any Mortgage Loan as to which the Interim Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property the Interim Servicer shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Purchaser would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any


                                  Exhibit 9-2
comparable law, unless the Interim Servicer has immediately consulted with the Purchaser with respect to a course of action to be taken in accordance with Accepted Servicing Practices.

            The cost of the environmental audit report contemplated by this Subsection 11.03 shall be advanced by the Interim Servicer, subject to the Interim Servicer's right to be reimbursed therefor from the Custodial Account as contemplated in Subsection 11.05.

            If the Interim Servicer determines, as described above, that it is in the best economic interest of the Purchaser to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Interim Servicer shall take such action as it deems to be in the best economic interest of the Purchaser. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Interim Servicer, subject to the Interim Servicer's right to be reimbursed therefor from the Custodial Account as contemplated in Subsection 11.05.

            (c) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Interim Servicer for any related unreimbursed Servicing Advances; second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan.

            Subsection 11.04 Establishment of Custodial Accounts; Deposits in Custodial Accounts.

            The Interim Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets.

            The Interim Servicer shall deposit in the Custodial Account within 24 hours of receipt, and retain therein the following payments and collections received by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off
Date:

            (i)   all payments on account of  principal  on the  Mortgage  Loans
                  including  any  Principal   Prepayments   and  any  prepayment
                  penalties or premiums;

            (ii)  all payments on account of interest on the Mortgage Loans;

            (iii) all Liquidation Proceeds;

            (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Subsections 11.10 and 11.11, other than proceeds to be held in the Escrow Account and applied


                                  Exhibit 9-3
to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Interim Servicer's normal servicing procedures, the loan documents or applicable law;

            (v) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Interim Servicer's normal servicing procedures, the loan documents or applicable law;

            (vi) all proceeds of any Mortgage Loan repurchased in accordance with Subsections 7.03 and 7.04 and all amounts required to be deposited by the Seller in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Subsection 7.03;

            (vii) any amounts required to be deposited by the Interim Servicer pursuant to Subsection 11.11 in connection with the deductible clause in any blanket hazard insurance policy. Such deposit shall be made from the Interim Servicer's own funds, without reimbursement therefor;

            (viii) any amounts required to be deposited by the Interim Servicer in connection with any REO Property pursuant to Subsection 11.13; and

            (ix) any amounts required to be deposited in the Custodial Account pursuant to Subsections 11.19 or 11.20.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees, to the extent permitted by Subsection 11.01, and the Interim Servicing Fee as permitted by Section 11.21, need not be deposited by the Interim Servicer in the Custodial Account. Such Custodial Account shall be an Eligible Account. Any interest or earnings on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Purchaser. The Interim Servicer shall give notice to the Purchaser of the location of the Custodial Account when established and prior to any change thereof.

      Subsection 11.05 Permitted Withdrawals From the Custodial Account.

      The Purchaser, as owner of the Custodial Account, shall be entitled to withdraw any and all funds deposited in the Custodial Account as owner thereto. All withdrawals from the Custodial Account shall be made by the Purchaser and the Interim Servicer shall have no withdrawal rights with respect thereto.

      Simultaneously with the delivery of the Remittance Report, the Interim Servicer shall deliver an invoice to the Purchaser, along with reasonable documentation, requesting payment for the following:

      (i) to pay the Interim Servicer for unreimbursed Servicing Advances, the Interim Servicer's right to payment pursuant to this subclause (i) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Interim Servicer from the Mortgagor or otherwise relating to the


                                  Exhibit 9-4

Mortgage Loan, it being understood that, in the case of such reimbursement, the Interim Servicer's right thereto shall be prior to the rights of the Purchaser, except that, where the Interim Servicer is required to repurchase a Mortgage Loan, pursuant to Subsection 7.03, the Interim Servicer's right to such payment shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03 and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans;

      (ii) to pay the Interim Servicer with respect to each Mortgage Loan that has been repurchased pursuant to Subsection 7.03 all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined; and

      (iii) to pay, or to reimburse the Interim Servicer for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Subsection 11.03(b), but only to the extent of amounts received in respect of the Mortgage Loans to which such expense is attributable.

      Absent a good faith dispute on the amount set forth on such invoice, the Purchaser shall remit to the Interim Servicer the amount specified in such invoice within five (5) Business Days of receipt thereof by the Purchaser.

      In the event that any amount is mistakenly deposited into the Custodial Account by the Interim Servicer, the Purchaser shall withdraw such amount from the Custodial Account and remit it to the Interim Servicer as quickly as possible, and if possible on the date the Purchaser receives notification from the Interim Servicer of such mistaken deposit.

      Subsection 11.06 Establishment of Escrow Accounts; Deposits in Escrow Accounts.

      The Interim Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. The creation of any Escrow Account shall be evidenced by Escrow Account Letter Agreement in the form of Exhibit 8.

      The Interim Servicer shall deposit in the Escrow Account or Accounts within 24 hours of receipt, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and
(ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Interim Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Subsection 11.08. The Interim Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Interim Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.


                                  Exhibit 9-5

      Subsection 11.07 Permitted Withdrawals From Escrow Account.

      Withdrawals  from the Escrow  Account may be made by the Interim  Servicer
(i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums and comparable items, (ii) to reimburse the Interim Servicer for any Servicing Advance made by the Interim Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder,
(iii) to refund to the  Mortgagor any funds as may be determined to be overages,
(iv) for transfer to the Custodial Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Interim Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, or (vii) to clear and terminate the Escrow Account on the termination of this Agreement.

      Subsection 11.08 Payment of Taxes, Insurance and Other Charges.

      With respect to each Mortgage Loan, the Interim Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including insurance renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Interim Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Interim Servicer shall determine that any such payments are made by the Mortgagor at the time they first become due. The Interim Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

      Upon the termination of the Interim Servicing Period or the transfer of servicing with respect to any Mortgage Loan, the successor servicer shall reimburse the Interim Servicer for amounts the Interim Servicer actually expended as interim servicer pursuant to this Agreement for which the Interim Servicer would have otherwise been entitled to be reimbursed and which would otherwise have been recovered by the Interim Servicer pursuant to this Agreement but for the appointment of the successor servicer.

      Subsection 11.09 Transfer of Accounts.

      The Interim Servicer may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be unreasonably withheld. In any case, the Custodial Account and Escrow Account shall be Eligible Accounts.


                                  Exhibit 9-6

      Subsection 11.10 Maintenance of Hazard Insurance.

      The Interim Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the outstanding principal balance of the Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the
Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, the Interim Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended. The Interim Servicer also shall maintain on any REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) either (A) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Mortgage Interest Rate and related Servicing Advances with respect to each First Lien Mortgage Loan or (B) with respect to each Second Lien Mortgage Loan, the sum of the outstanding principal balance of the First Lien Mortgage Loan and the outstanding principal balance of the Second Lien Mortgage Loan plus accrued interest at the Mortgage Interest Rate and related Servicing Advances, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Pursuant to Subsection 11.04, any amounts collected by the Interim Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Interim Servicer's normal servicing procedures, shall be deposited in the Custodial Account. Any cost incurred by the Interim Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to the Purchaser, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance need be required by the Interim Servicer of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Interim Servicer, or upon request to the Purchaser, and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Interim Servicer. The Interim Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Interim Servicer shall not accept any such insurance policies from insurance companies unless such


                                  Exhibit 9-7
companies currently reflect a General Policy Rating of A:VI or better in Best's Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

      Subsection 11.11 Maintenance of Mortgage Impairment Insurance Policy.

      In the event that the Interim Servicer shall obtain and maintain a mortgage impairment or blanket policy issued by an insurer that has a Best rating of A:VI insuring against hazard losses on all of Mortgaged Properties securing the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Subsection 11.10 and otherwise complies with all other requirements of Subsection 11.10, the Interim Servicer shall conclusively be deemed to have satisfied its obligations as set forth in Subsection 11.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Interim Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Subsection 11.10, and there shall have been one or more losses which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Interim Servicer agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Purchaser, the Interim Servicer shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days prior written notice to the Purchaser.

      Subsection 11.12 Fidelity Bond, Errors and Omissions Insurance.

      The Interim Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of Fannie Mae or Freddie Mac on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Interim Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure the Interim Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Subsection 11.12 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the Interim Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Interim Servicers' and Servicers' Guide. Upon request of the Purchaser, the Interim Servicer shall cause to be delivered to the Purchaser a certified true copy of the fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without thirty days' prior written notice to the Purchaser.


                                  Exhibit 9-8

      Subsection 11.13 Title, Management and Disposition of REO Property.

      In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the person designated by the Purchaser, or in the event such person is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Interim Servicer from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

      The Interim Servicer shall either itself or through an agent selected by the Interim Servicer, manage, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Interim Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Interim Servicer shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Interim Servicer to the Purchaser. The Interim Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Interim Servicer determines, and gives appropriate notice to the Purchaser, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is necessary to sell any REO property, (i) the Interim Servicer shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Interim Servicer as mortgagee, and a separate servicing agreement between the Interim Servicer and the Purchaser shall be entered into with respect to such purchase money mortgage.

      The Interim Servicer shall deposit or cause to be deposited, within twenty four (24) hours of receipt, in the Custodial Account all revenues received with respect to the related REO Property and shall advance funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Subsection 11.10 hereof and the fees of any managing agent acting on behalf of the Interim Servicer. The
Purchaser shall reimburse any such advance pursuant to Subsection 11.05. The Interim Servicer shall separately account for each REO Property and any amounts received with respect thereto.

      The Interim Servicer shall furnish to the Purchaser on the fifteenth calendar day of each month or the next following Business Day if such fifteenth day is not a Business Day, an operating statement for each REO Property covering the operation of each REO Property for the previous month. Such operating statement shall be accompanied by such other information as the Purchaser shall reasonably request.


                                  Exhibit 9-9

      Each REO Disposition shall be carried out by the Interim Servicer at such price and upon such terms and conditions as the Interim Servicer deems to be in the best interest of the Purchaser only with the prior written consent of the Purchaser. If as of the date title to any REO Property was acquired by the Interim Servicer there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Interim Servicer, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition shall be deposited in the Custodial Account within twenty four hours of receipt and the Purchaser shall thereafter reimburse such unreimbursed Servicing Advances to the Interim Servicer.

      Subsection 11.14 [Reserved]

      Subsection 11.15 Remittance Reports.

      No later than the fifteenth calendar day of each month or the next following Business Day if such 15th calendar day is not a Business Day, the Interim Servicer shall furnish to the Purchaser or its designee in electronic form, and by hard copy, the monthly data for the prior month in form and substance acceptable to the Purchaser, together with such other information with respect to the Mortgage Loans as the Purchaser may reasonably require to allocate distributions made pursuant to this Agreement and provide appropriate statements with respect to such distributions.

      Subsection 11.16 Statements to the Purchaser.

      Upon request of the Purchaser, and not later than the fifteenth day of each month, the Interim Servicer shall forward to the Purchaser or its designee a statement prepared by the Interim Servicer setting forth the status of the Custodial Account as of the close of business on such date and showing, for the period covered by such statement, the aggregate amount of deposits into the Custodial Account of each category of deposit specified in Subsection 11.04.

      Subsection 11.17 Real Estate Owned Reports.

      Together with the statement furnished pursuant to Subsection 11.02, with respect to any REO Property, the Interim Servicer shall furnish to the Purchaser a statement covering the Interim Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month, together with the operating statement. Such statement shall be accompanied by such other information as the Purchaser shall reasonably request.

      Subsection 11.18 Liquidation Reports.

      Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, the Interim Servicer shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.


                                  Exhibit 9-10

      Subsection 11.19 Assumption Agreements.

      The Interim Servicer shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Interim Servicer shall not exercise any such rights if prohibited by law from doing so. If the Interim Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Interim Servicer shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Subsection 11.01, the Interim Servicer is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

      In connection with any such assumption or substitution of liability, the Interim Servicer shall follow the underwriting practices and procedures of prudent mortgage lenders in the state in which the related Mortgaged Property is located and Accepted Servicing Practices. With respect to an assumption or substitution of liability, Mortgage Interest Rate, the amount of the Monthly Payment, and the final maturity date of such Mortgage Note may not be changed. The Interim Servicer shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

      Notwithstanding the foregoing paragraphs of this Subsection or any other provision of this Agreement, the Interim Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Interim Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Subsection 11.19, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

      Subsection 11.20 Satisfaction of Mortgages and Release of Mortgage Files.

      Upon the payment in full of any Mortgage Loan, or the receipt by the Interim Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes the Interim Servicer will act in accordance with Accepted Servicing Practices. In addition, upon the request of the Purchaser at any time, the Interim Servicer shall notify the Purchaser of any Mortgage

                                  Exhibit 9-11

Loans which have been paid in full or as to which the Interim Servicer has received notification that a payoff in full will be made. Upon request by the Interim Servicer, the Purchaser, shall promptly release the related mortgage documents to the Interim Servicer and the Interim Servicer shall prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Purchaser.

      In the event the Interim Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Interim Servicer, upon written demand, shall remit to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Interim Servicer shall maintain the fidelity bond insuring the Interim Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

      From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan the Purchaser shall, upon request of the Interim Servicer and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the requested portion of the Mortgage File held by the Purchaser to the Interim Servicer. Such servicing receipt shall obligate the Interim Servicer to return the related Mortgage documents to the Purchaser when the need therefor by the Interim Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Interim Servicer has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Purchaser to the Interim Servicer.

            Subsection 11.21 Servicing Compensation.

            As compensation for its services hereunder, the Interim Servicer shall be entitled to retain from interest payments on the Mortgage Loans the amounts provided for as the Interim Servicing Fee for such calendar month. The Interim Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

            Subsection 11.22 Notification of Adjustments.

            On each Adjustment Date, the Interim Servicer shall make interest rate adjustments for each Adjustable Rate Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note. The Interim Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note regarding interest rate adjustments. The Interim Servicer also shall provide timely notification to the Purchaser of all applicable data and information regarding such


                                  Exhibit 9-12
interest rate adjustments and the Interim Servicer's methods of implementing such interest rate adjustments. Upon the discovery by the Interim Servicer or the Purchaser that the Interim Servicer has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Interim Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.

            Subsection 11.23 Statement as to Compliance.

            The Interim Servicer will deliver to the Purchaser not later than 90 days following the end of each fiscal year of the Interim Servicer, which as of the Closing Date ends on the last day in December in each calendar year, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Interim Servicer during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Interim Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans.

            Subsection 11.24 Independent Public Accountants' Servicing Report.

            Not later than 90 days following the end of each fiscal year of the Interim Servicer, the Interim Servicer at its expense shall cause a firm of independent public accountants (which may also render other services to the Interim Servicer) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser or its designee to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements (including the Mortgage Loans and this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans.

            Subsection 11.25 Access to Certain Documentation.

            The Interim Servicer shall provide to the Office of Thrift Supervision, the FDIC and any other federal or state banking or insurance regulatory authority that may exercise authority over the Purchaser access to the documentation regarding the Mortgage Loans serviced by the Interim Servicer required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Interim


                                  Exhibit 9-13

Servicer. In addition, access to the documentation will be provided to the Purchaser and any Person identified to the Interim Servicer by the Purchaser without charge, upon reasonable request during normal business hours at the offices of the Interim Servicer.

            Subsection  11.26  Reports  and  Returns  to  be  Filed  by  Interim
Servicer.

            The Interim Servicer shall comply with Code rules and regulations and other applicable laws and prepare and report information, statements or other filings required to be delivered to any governmental taxing authority or to any Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby in accordance with Accepted Servicing Practices. In addition, the Interim Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as any Purchaser may reasonably request from time to time.

            In accordance with Accepted Servicing Practices, the Interim Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property.


                                  Exhibit 9-14

                                   EXHIBIT 10

                              FORM OF CONFIRMATION


                   Greenwich Capital Financial Products, Inc.
                               600 Steamboat Road
                          Greenwich, Connecticut 06830

                                                              ____ __, 1999

ContiFinancial Corporation
277 Park Avenue
New York, New York 10172

Attention:        _____________

               Re: Purchase of Fixed and Adjustable Rate Mortgage
                   Loans by Greenwich Capital Financial Products, Inc.

Ladies and Gentlemen:

            Greenwich Capital Financial Products, Inc. ("Greenwich") hereby confirms our agreement to purchase and your agreement to sell, pursuant to the terms of that certain Master Mortgage Loan Purchase Facility dated as August 9, 1999 among Contimortgage Corporation, you and Greenwich (the "Agreement") on a mandatory delivery basis, and without recourse (subject to the express terms of the Agreement), the fixed and adjustable rate mortgage loans identified on Exhibit A hereto (the "Mortgage Loans") having an aggregate unpaid principal balance as of the Settlement Date (herein defined) of $_____________, after application of principal payments made or due, and whether or not collected, on or before the Settlement Date. The settlement will occur on or before ____ __, 199_ (the "Settlement Date") and the Cut-off Date shall be _____ __ , 199_ (the "Cut-off Date"). The terms and provisions of the agreement for the purchase and sale of the Mortgage Loans are as described below.

            1. Terms of this Commitment: The Mortgage Loans are to be sold in a whole loan format on a servicing-released basis. At the option of and pursuant to criteria established by Greenwich, the Mortgage Loans may be divided into two or more groups (each group individually, a "Loan Package") and in such event the purchase and sale of each Loan Package will be separately documented if requested by Greenwich. At your expense, and as a condition to the closing on the Settlement Date, the original mortgage notes properly endorsed, mortgages, modification, extension and/or assumption agreements, assignments of mortgage, intervening assignments of mortgage, title insurance policies and mortgage insurance policies shall be delivered to Manufacturers and Traders Trust Company (the "Custodian"), at least three (3) business days prior to the Settlement Date ("Delivery Date").

            2. The Mortgage Loans: On the Settlement Date, the Mortgage Loans shall have a weighted average gross coupon of _________%, and shall comply with the characteristics described on Exhibit B hereto and in this Section 2. The Mortgage Loans will be fixed and adjustable rate mortgage loans, payable monthly.

            As of the Closing Date the Mortgage Loans shall comply with the terms and conditions of the Agreement.

            3. Servicing of the Mortgage Loans: The Mortgage Loans will be interim serviced by you in accordance with the terms and provisions of the Agreement.

            4. Purchase Price: The purchase price for the Mortgage Loans shall be [as set forth in the Agreement][as set forth in the attached pricing schedule].

            5. Underwriting; Review of the Mortgage Loan Files: With respect to each Mortgage Loan, you shall make all documents and instruments relating to each Mortgage Loan (the "Mortgage Files"), available for review in accordance with the terms of the Agreement.

            6. Original Mortgage Loan Documents. For the purpose of expediting Greenwich's review of the Mortgage Loan legal files, prior to the Closing Date you will deliver to the Custodian, as bailee, the original mortgage notes, mortgages/deeds of trust, Assignments, title policies and other loan documents (the "Loan Documents") required to be delivered pursuant to the Agreement and in the form required pursuant to the Agreement. Greenwich is under no obligation to purchase any Mortgage Loan for which there is incomplete or missing documentation material as to the enforceability of the Mortgage Loan. Upon payment of the purchase price, the Custodian shall release the Loan Documents to Greenwich. Subsequent to such release, the Loan Documents shall be retained by the Custodian for the benefit of Greenwich pursuant to the Custodial Agreement.

            7. Mandatory Delivery: The sale and delivery of all of the Mortgage Loans on the Settlement Date is mandatory, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate Greenwich for the losses and damages incurred by Greenwich (including damages to prospective purchasers of the Mortgage Loans) in the event of your failure to deliver each of the Mortgage Loans or one or more Mortgage Loans otherwise acceptable to Greenwich on or before the Settlement Date.

            8. Intention of the Parties. It is the intention of the parties that Greenwich is purchasing, and you are selling, the Mortgage Loans and not a debt instrument of you or any other security. Accordingly, each party intends to treat the transaction for federal income tax purposes as a sale by you, and a purchase by Greenwich, of the Mortgage Loans and will be held consistent with the classification of such arrangement as a grantor trust in the event that it is not found to represent direct ownership of the related Mortgage Loans. Prior to the Closing Date, Greenwich shall have the right to review the Mortgage Loans and the related Loan Documents to determine the characteristics of the Mortgage Loans which will affect the federal income tax consequences


                                  Exhibit 10-2
of owning the Mortgage Loans. You shall cooperate with all reasonable requests made by Greenwich in the course of such review.

            This letter and the Agreement contains the entire agreement relating to the subject matter hereof between us and supersedes any prior oral or written agreement between us. This letter may only be amended by a written document signed by both of us. This letter shall become part of the Agreement. This letter shall be governed in accordance with the laws of the state of New York, without regard to conflict of laws rules.

            Please confirm that the foregoing specifies the terms of our agreement by signing and returning the enclosed copy of this letter by ____ __, 199__ to Greenwich Capital Financial Products, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: Anthony Palmisano. Greenwich, at its option, may terminate this transaction and have no further obligations in connection with the transaction herein described if you have failed to acknowledge this agreement by such date.

                                    Very truly yours,

                                    GREENWICH CAPITAL FINANCIAL PRODUCTS,
                                    INC.


                                     By:________________________________
                                     Name:______________________________
                                     Title:_____________________________


Confirmed and Agreed to:

CONTIFINANCIAL CORPORATION


By:___________________________
Name:_________________________
Title:________________________


By:___________________________
Name:_________________________
Title:________________________

                                    EXHIBIT A

                             Mortgage Loan Schedule

                                    EXHIBIT B

                          Mortgage Loan Characteristics

                                   EXHIBIT 11

                            BUY-UP/BUY-DOWN SCHEDULE

                                   EXHIBIT 12

                             UNDERWRITING GUIDELINES

                                   EXHIBIT 13

                  MODIFICATIONS TO UNDERWRITING GUIDELINES

1. No loans to facilitate REO or to rewrite loans delinquent more than 60 days.

2.    Homes listed for sale are not eligible for refinancing transactions.

3. Property conditions must be average or better as reported by the appraiser or as observable from photos in file.

4.    No mixed use after 8/31/99.

5. Retention Loans must meet Underwriting Guidelines (as modified) except that the appraisal may be up to 18 months old.

6. Purchase money transactions require verification of downpayment and verification of source.

7.    No escrow holdbacks for completion or repair of property.

8. If the proposed mortgagor owns the property under a land contract, the appraised value used to compute the LTV for the proposed loan may not be higher than the mortgagor's land contract purchase price unless it can be demonstrated (via utility or tax invoices or otherwise) that the mortgagor has owned the property for at least 12 months.

9. If credit is to be given for mortgagor payments under a lease option or land contract, the payments must be independently verified via a source other than the lessor or the seller under the land contract (e.g., cancelled checks).


                                  Exhibit 13-1

                                   EXHIBIT 14

                         REPRESENTATIONS AND WARRANTIES

      (i) The information with respect to each Mortgage Loan and the information set forth in the related Mortgage Loans Schedule is true and correct as of the Cut-off Date;

      (ii) The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Custodial Agreement, have been delivered to the Custodian all in compliance with the specific requirements of the Custodial Agreement. With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File in compliance with Exhibit 5, except for such documents as have been delivered to the Custodian and except for the Servicing File, which has been delivered to the Interim Servicer;

      (iii) Each Mortgage Loan is an Eligible Mortgage Loan or an Exception Loan within the applicable Exception Limit;

      (iv) Each Mortgaged Property is improved by a Residential Dwelling. If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of Fannie Mae and Freddie Mac;

      (v) No Second Lien Mortgage Loan had a CLTV at origination equal to or greater than 95%. No Mortgage Loan had a combined LTV (including the amount of all liens senior to or subordinate to the lien of the related Mortgage) greater than 100%;

      (vi) Each Mortgage Note with respect to the Mortgage Loans will provide for a schedule of substantially level and equal Monthly Payments which are sufficient to amortize fully the principal balance of such Mortgage Note on or before its maturity date. Unless stated on the Mortgage Loan Schedule, no Mortgage Loan has a balloon payment feature;

      (vii) As of the Closing Date, each Mortgage is a valid and subsisting first lien on the Mortgaged Property with respect to each Mortgage Loan which is indicated to be a First Lien (as reflected on the related Mortgage Loan Schedule) or second lien on the Mortgaged Property with respect to each Mortgage Loan which is indicated to be a Second Lien Mortgage Loan (as reflected on the related Mortgage Loan Schedule) and subject in all cases to the exceptions to title set forth in the title insurance policy or attorney's opinion of title with respect to the related Mortgage Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

      (viii) Immediately prior to the transfer and assignment of the Mortgage Loans, the Seller held good and indefeasible title to, and was the sole owner of, each Mortgage Loan (including the related Mortgage Note) conveyed by such Seller subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in clause (vii) or other liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Purchaser will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in paragraph (vii) or other liens which will be released simultaneously with such transfer and assignment;

      (ix) No payment required to be made on the Mortgage Loan is more than 29 days delinquent from its contractual Due Date as of the close of business on the related Closing Date; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage; such Mortgage Loan was originated no later than 60 days prior to the related Closing Date; and there has been no delinquency, exclusive of any period of grace, in any payment by the Mortgagor thereunder since origination;

      (x) There is no delinquent tax or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of substantial damage and is in good repair;

      (xi) There is no valid and enforceable offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the related Mortgagor to pay the unpaid principal of or interest on such Mortgage Note;

      (xii) There is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal with, the lien of the related Mortgage except those which are insured against by any title insurance policy referred to in paragraph (xiv) below;

      (xiii) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act and other consumer protection laws, usury, equal credit opportunity, disclosure and recording laws;

      (xiv) With respect to each Mortgage Loan either (a) an attorney's opinion of title has been obtained but no title policy has been obtained, or (b) a lender's title insurance policy, issued in standard American Land Title Association form by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, in an amount at least equal to the original balance of such Mortgage Loan, insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record on the real property described in the related Mortgage, subject only to exceptions of the character referred to in paragraph (vii) above, was effective on the date of the origination of such Mortgage Loan, and, as of the Closing Date, such policy is valid and thereafter such policy shall continue in full force and effect;

      (xv) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan (together, in the case of a Second Lien Mortgage Loan, with the outstanding principal balance of the Senior Lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the full insurable value of the Mortgaged Property;

      (xvi) If any Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan (together, in the case of a Second Lien Mortgage Loan, with the outstanding principal balance of the Senior
Lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

      (xvii) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all documents relating to such Mortgage Loan and convey the estate therein purported to be conveyed;

      (xviii) The Seller has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Purchaser in any insurance policies applicable to any Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Purchaser;

      (xix) As of the Closing Date, no more than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans will be secured by Mortgaged Properties located within any single zip code area;

      (xx) Each original Mortgage was recorded or is in the process of being recorded, and all subsequent assignments of the original Mortgage have been delivered for recordation or have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of or purchasers from the Seller delivering the related Mortgage Loan;

      (xxi) The terms of each Mortgage Note and each Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian;

the substance of any such waiver, alteration or modification is reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement, which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;

      (xxii) The proceeds of each Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any onsite or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording such Mortgage Loans were paid;

      (xxiii) The related  Mortgage  Note is not and has not been secured by any
collateral,   pledged   account  or  other  security  except  the  lien  of  the
corresponding Mortgage;

      (xxiv) No Mortgage Loan was originated under a buydown plan;

      (xxv) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

      (xxvi) Each Mortgaged Property is located in the state identified in the respective Schedule of Mortgage Loans and consists of one or more parcels of real property with a residential dwelling erected thereon;

      (xxvii) Each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the related Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

      (xxviii) Any advances made after the date of origination of a Mortgage Loan but prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the respective Schedule of Mortgage Loans. The consolidated principal amount does not exceed the original principal amount of the related Mortgage Loan. No Mortgage Note permits or obligates the Seller to make future advances to the related Mortgagor at the option of the Mortgagor;

      (xxix) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and each Mortgaged Property is undamaged by waste, fire, water, flood, earthquake or earth movement;

      (xxx) All of the improvements which were included for the purposes of determining the Appraised Value of any Mortgaged Property lie wholly within the boundaries and building restriction lines of such Mortgaged Property, and no improvements on adjoining properties encroach upon such Mortgaged Property, unless any such improvements and are stated in the title insurance policy and affirmatively insured;

      (xxxi) No improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such Mortgaged Property is lawfully occupied under the applicable law;

      (xxxii) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor;

      (xxxiii) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940;

      (xxxiv) There is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller has not waived any default, breach, violation or event of acceleration. With respect to each Mortgage Loan which is indicated to be a Second Lien Mortgage Loan (as reflected on the related Mortgage Loan Schedule)
(i) the Mortgage Note is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such Mortgage Note mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the Mortgage Note mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the Mortgage Note mortgage;

      (xxxv) No instrument of release or waiver has been executed in connection with any Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Purchaser;

      (xxxvi) Each Mortgage Loan was originated based upon a full appraisal, which included an interior inspection of the subject property and was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;

         (xxxvii) The Mortgage Loans were not selected for inclusion in the related Mortgage Loan Package by the Seller on any basis intended to adversely affect the Purchaser;

      (xxxviii) The Seller has any actual knowledge that there exist any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation on any Mortgaged Property;

      (xxxix) Seller was properly licensed or otherwise authorized, to the extent required by applicable law, to originate or purchase each Mortgage Loan; and the consummation of the transactions herein contemplated, including, without limitation, the receipt of the ownership of the Mortgage Loans by the Purchaser will not involve the violation of such laws;

      (xl) With respect to each Mortgaged Property subject to a ground lease (i) the current ground lessor has been identified and all ground rents which have previously become due and owing have been paid; (ii) the ground lease term extends, or is automatically renewable, for at least five years beyond the maturity date of the related Mortgage Loan; (iii) the ground lease has been duly executed and recorded; (iv) the amount of the ground rent and any increases therein are clearly identified in the lease and are for predetermined amounts at predetermined times; (v) the ground rent payment is included in the borrower's monthly payment as an expense item; (vi) the Purchaser has the right to cure defaults on the ground lease; and (vii) the terms and conditions of the leasehold do not prevent the free and absolute marketability of the Mortgaged Property;

      (xli) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

      (xlii) As of the Closing Date, neither Seller has received a notice of default of any Mortgage Loan secured by any Mortgaged Property which has not been cured by a party other than such Seller;

      (xliii) All of the Adjustable Rate Mortgage Loans are in a first lien position;

      (xliv) The Seller shall, at its own expense, cause each Mortgage Loan to be covered by a Tax Service Contract which is assignable to the Purchaser or its designee; provided however, that if the Seller fails to purchase such Tax Service Contract, the Seller shall be required to reimburse the Purchaser for all costs and expenses incurred by the Purchaser in connection with the purchase of any such Tax Service Contract;

      (xlv) Each Mortgage Loan was originated by an affiliate of Seller and was conveyed to Seller pursuant to a legal sale, and if so requested by the Purchaser, is covered by an opinion of counsel to that effect in form and substance acceptable to the Purchaser;

      (xlvi) In the event that the Mortgage Loan had a principal balance at origination equal to or greater than (a) $300,000 with respect to each Mortgage Loan as to which the related Mortgaged Property is located in California, and
(b) $250,000 in all other cases, the Mortgage File contains a drive-by appraisal performed not more than 30 days prior to the Closing Date which confirms that the LTV of the Mortgage Loan satisfies the Underwriting Guidelines for the applicable loan program;

      (xlvii) Except to the extent that the Mortgage Loan is an AmGen Mortgage Loan, the Mortgage Loan has not been previously financed or purchased by any third party. Following the purchase of such Mortgage Loan, the aggregate unpaid principal balance of the AmGen Mortgage Loans shall not exceed 10% of the aggregate unpaid principal balance of all of the Portfolio Mortgage Loans purchased hereunder;

      (xlviii) No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property; (b) facilitating the trade-in or exchange of a Mortgaged Property; (c) facilitating the sale of an REO property or (d) the refinancing of a delinquent mortgage loan originated or acquired by Seller which was more than 60 days delinquent;

      (xlix) No Fixed Rate Mortgage Loan has an LTV greater than 100% and no Adjustable Rate Mortgage Loan has an LTV greater than 90%;

      (l) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

      (li) The Mortgage Loan was originated (within the meaning of the Secondary Mortgage Market Enhancement Act of 1984) by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD;

      (lii) The origination and collection practices used by the Seller and any other originator with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Seller and any predecessor servicer in accordance with the terms of the Mortgage Note. [With respect to escrow deposits and Escrow Payments, if any, (other than with respect to each Mortgage Loan which is indicated to be a Second Lien Mortgage Loan and for which the mortgagee under the Mortgage Note is collecting Escrow Payments), all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.] No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held by the Seller for any work on a Mortgaged Property which has not been completed;

      (liii)  The  Mortgage  Loan  was   underwritten  in  accordance  with  the
Underwriting Guidelines in effect at the time the Mortgage Loan was originated;

      (liv) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

      (lv) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

      (lvi) No Mortgage Loan which is a Cash-out Refinancing was originated in the State of Texas;

      (lvii) With respect to each Mortgage Loan which is a Second Lien, (i) if the related Mortgage Note provides for negative amortization, the LTV was calculated at the maximum principal balance of such Mortgage Note that could result upon application of such negative amortization feature, and (ii) either no consent for the Mortgage Loan is required by the holder of the Mortgage Note or such consent has been obtained and is contained in the Mortgage File; and

      (lviii) With respect to each Mortgage Loan which is subject to the provisions of HOEPA, the Mortgage Loan is identified as such on the Mortgage Loan Schedule, and the related Mortgage File contains a notice from the originator and a copy of a notice to each entity which was a purchaser or assignee of the Mortgage Loan satisfying the provisions of HOEPA and the regulations issued thereunder to the effect that the Mortgage Loan is subject to special truth-in-lending rules.

                                   SCHEDULE 2


                         Seller's Material Subsidiaries


                            ContiMortgage Corporation


                              ContiWest Corporation


                           ContiTrade Services L.L.C.


                         California Lending Group, Inc.


                       ContiSecurities Holding Corporation


                            ContiFunding Corporation

                                   SCHEDULE 3

                             INDEBTEDNESS DOCUMENTS

Indenture, dated as of August 15, 1996, relating to the ContiFinancial Corporation 8 3/8% Senior Notes Due 2003, as amended, supplemented or otherwise modified from time to time

Credit Agreement, dated as of January 7, 1997, among ContiFinancial Corporation and Credit Suisse First Boston, as amended, supplemented or otherwise modified from time to time

Indenture, dated as of March 1, 1997, relating to the ContiFinancial Corporation 7-1/2% Senior Notes Due 2002, as amended, supplemented or otherwise modified from time to time

Amended and Restated Letter of Credit and Reimbursement Agreement, dated as of September 9, 1997, among ContiFinancial Corporation, Credit Suisse First Boston, New York Branch and Dresdner Bank AG, New York Branch, as amended, supplemented or otherwise modified from time to time

Indenture, dated March 4, 1998, relating to certain securities issuable by ContiFinancial Corporation, as amended, supplemented or otherwise modified from time to time